SMITH BARNEY
                              SMALL CAP GROWTH FUND

             STYLE PURE SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2003





                      LOGO: SBMF Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed.(R)



 Your Serious Money. Professionally Managed.(R) is a registered service mark of
                         Citigroup Global Markets Inc.

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Style Pure Series

Photo of: TIMOTHY WOODS

TIMOTHY WOODS
PORTFOLIO MANAGER


Semi-Annual Report o March 31, 2003

SMITH BARNEY
SMALL CAP GROWTH FUND

TIMOTHY WOODS, CFA

Timothy Woods, CFA has more than 20 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Business.

FUND OBJECTIVE

The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index** at the time of the Fund's investment or in other investments with similar economic characteristics.

FUND FACTS

FUND INCEPTION
----------------------------------------------------
November 30, 1999


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
----------------------------------------------------
20 Years


           CLASS 1    CLASS A    CLASS B    CLASS L
----------------------------------------------------
NASDAQ     SBCFX      SBSGX      SBYBX      SBSLX
----------------------------------------------------
INCEPTION  9/11/00   11/30/99   11/30/99    11/30/99
----------------------------------------------------

-------------
**The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price to book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003*



                           WITHOUT SALES CHARGES(1)
                  CLASS 1   CLASS A   CLASS B   CLASS L
-----------------------------------------------------------
Six-Month+          (0.46)%   (0.15)%   (0.46)%   (0.46)%
-----------------------------------------------------------
One-Year           (33.13)   (32.86)   (33.30)   (33.09)
-----------------------------------------------------------
Since Inception++  (30.80)   (15.16)   (15.77)   (15.61)
-----------------------------------------------------------


                           WITH SALES CHARGES(2)
                  CLASS 1   CLASS A   CLASS B   CLASS L
-----------------------------------------------------------
Six-Month+          (8.89)%   (5.19)%   (5.44)%   (2.51)%
-----------------------------------------------------------
One-Year           (38.81)   (36.24)   (36.63)   (34.44)
-----------------------------------------------------------
Since Inception++  (33.17)   (16.46)   (16.27)   (15.87)
-----------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.

--------------------------------------------------------------------------------

WHAT'S INSIDE
Letter From the Chairman........................    1
Manager Overview................................    2
Fund at a Glance................................    6
Historical Performance..........................    7
Value of $10,000................................    9
Schedule of Investments.........................   10
Statement of Assets and Liabilities.............   14
Statement of Operations.........................   15
Statements of Changes in Net Assets.............   16
Notes to Financial Statements...................   17
Financial Highlights............................   20


LOGO: SBMF Smith Barney Mutual Funds
Your Serious Money. Professionally Managed.(R)



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                            LETTER FROM THE CHAIRMAN


Photo of: R. JAY GERKEN

R. JAY GERKEN
Chairman, President and
Chief Executive Officer


DEAR SHAREHOLDER,

We can't blame investors for feeling discouraged these days. The bear market that began three years ago has directly impacted many investors and clearly demonstrated that investing always involves a degree of risk. For many people whose first experience with investing was during the exuberant bull market of the 1990s, this was both a costly and painful lesson.

Clearly, there are valid reasons for the current pessimistic climate: the situation in the Middle East, the threat of terrorism at home, the dubious strength of corporate earnings, and concerns over consumer spending, to name just a few.

Yet, a brief look at our history shows that, despite the sizable problem we face today, times have been worse. During the Great Depression, long bread lines formed in every major U.S. city. In 1962, the U.S. and the Soviet Union were on the brink of a nuclear conflict over Cuba. In 1973-74, the President of the United States resigned in disgrace and the Vietnam War tore the country apart, while the oil crisis resulted in cars lining up to buy precious allotments of gasoline.

Eventually, a stronger economy emerged from each of these crises.

The road to economic recovery will not be smooth, but we firmly believe that we are on the way. U.S. authorities have already forcefully dealt with the corporate malfeasance that eroded investor confidence last year. The pervasive bad geopolitical news has largely been reflected in more reasonable equity valuations. The Federal Reserve/i/ has cut short-term interest rates to their lowest levels in over four decades to promote consumer and corporate spending and we expect that an economic stimulus package will wind its way through Congress this year.

Yet no matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

     o FIRST AND FOREMOST, YOU SHOULD TALK WITH YOUR FINANCIAL ADVISER, who will work with you to find the best solutions for your individual investing needs.

     o SECONDLY, NOW IS A GREAT TIME TO REVIEW YOUR INVESTMENT PLAN. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Thank you especially for sticking with us through this very difficult bear market. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,



/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003



 1 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

                                 MANAGER OVERVIEW

PERFORMANCE REVIEW
For the six months ended March 31, 2003, Class A shares of the Smith Barney Small Cap Growth Fund ("Fund"), without sales charges, returned -0.15%. The Fund underperformed its unmanaged benchmark, the Russell 2000 Growth Index,/ii/ which returned 3.34% for the same period. It also underperformed its Lipper peer group of mid-cap growth funds, which returned 2.39% for the same period./1/

Generally, sector allocation had a negative influence on Fund performance relative to the Russell 2000 Growth Index benchmark, while security selection had a positive influence. Fund performance during the period was aided overall by holdings in the commercial services, consumer non-durables, health technology and finance sectors, while holdings in retail trade, producer manufacturing, health services and transportation detracted from performance.

There is no denying that the road for your Fund has been rocky since inception in late November 1999. Unfortunately, the Fund was born just as prices for small cap growth stocks peaked and the accompanying market bubble in technology and telecommunications stocks was about to bust in early 2000. The ensuing three-year bear market has been painful. However, we continue to believe that small cap growth stocks offer attractive potential over the long haul. While they entail a greater degree of risk and volatility than their large-company counterparts, they also can be more nimble and innovative, potentially leading to the superior growth in earnings that can drive stock price appreciation.

OVERVIEW
Over the six-month period, the economy has been growing relatively slowly. Geopolitical concerns, most notably the conflict in Iraq, weighed on investors and served as a drag on economic growth. Other factors that affected the broad economy were continued concerns about rising unemployment, a decline in capital expenditures as many corporations have curtailed their spending due to the already weak economy, and concerns about the overall relative weakness of corporate earnings. During the fourth quarter of 2002 and the first quarter of 2003, both revenue growth and earnings growth have been relatively weak for businesses.

Despite the difficulties evidenced by weak corporate earnings, consumer support of the economy has held up fairly well. One of the reasons for this phenomenon is the unprecedented appreciation in the housing market over recent years. At the same time, we have seen key interest rates come down to four-decade lows, which has resulted in an unprecedented level of mortgage refinancing, putting more money in the consumer's pocket. Simultaneously, real estate valuations have moved up pretty dramatically during the three-year bear market in stocks, so while consumers definitely felt the pain of the market, it was offset somewhat by the strength in housing and the low interest rates.

TECHNOLOGY SPENDING CONTINUED TO DROP
Many of the businesses that have been hit hardest by the decline are the more traditionally growth-oriented small capitalization businesses, the segment of the stock market on which the Fund focuses. Technology spending continued to drop fairly dramatically during the period, as it has for much of the three-year bear market in stocks. One of the reasons for the drop in technology spending was the pronounced overcapacity that existed in the telecommunications area. Investors should keep in mind that the markets are still going through the process of rationalization after the unprecedented levels of technology spending seen just a few years ago, attributed largely to the exuberant investment climate that fueled the internet bubble and accompanied the "Y2K" millennial scare. Much of that spending has vanished.





----------------
1 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among 521 funds in the mid-cap growth fund category with reinvestment of dividends and capital gains excluding sales charges.

 2 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

With the technology spending boom long gone, corporations have squeezed technology budgets to an extreme, often earmarking capital only toward absolutely essential systems upgrades and productivity enhancements. However, because of the lack of solid, visible earnings growth in corporate America, companies have continued to curtail even essential spending in technology, which has hurt the Fund's performance. One measure of the difficulties of these companies is their decline in stock market value, as represented by the halving of their market weighting in the small cap market indices. At the stock market's peak in March of 2000, prior to the start of the current bear market, technology stocks accounted for nearly 40% of the capitalization of the Fund's benchmark, the Russell 2000 Growth Index. Currently, the technology sector accounts for approximately 22% of the Index's capitalization.

MOST EXCESSES NOW WRUNG OUT OF THE MARKET
We believe that most of the excesses that built up in the small cap growth market from the late 1990's through 2000 have been wrung out. Once the market recognized the vast overcapacity that had developed in technology, especially on the telecommunications side and in the number of available software upgrades, coupled with early indications of the slowing economy, spending had to drop.

We feel that just as technology spending got out of hand on the upside, many corporations have gone overboard on budgetary cutbacks. As the economy improves, many corporations may discover that their frugal budgets have put them at a competitive disadvantage. We believe technology spending will have to increase to help these companies play catch up. Many companies have already taken the very difficult cost-cutting steps in terms of reducing the number of employees and closing plants, so we think we are at a level now where we are starting to see some stability in the market.

SMALL CAP VALUE OUTPERFORMED GROWTH
In a reversal of historical trends, from the peak of the stock market in March of 2000 through the end of the period, small cap value stocks have dramatically outperformed small cap growth stocks, with the Russell 2000 Growth Index losing almost 64% of its valuation, while the Russell 2000 Value Index/iii/ gained more than 13%. We believe this phenomenon was a function of the components of what are, despite their similarities in capitalization, two fundamentally different segments of the stock market. At the market peak, we witnessed a lot of speculation in high-risk small cap stocks, especially in the technology sector, that had done very, very well in a short span of time. But as investors realized the extent of the overcapacity in the sector at the same time that earnings for many growth-oriented companies fell dramatically - especially in technology but also to a lesser extent in biotechnology and even some consumer stocks - investors shifted focus to more traditionally value-oriented and defensive sectors, such as basic industries and financial services.

CONTRIBUTORS TO PERFORMANCE
Our approach to investing in the small cap growth segment of the market often involves trying to capture trends and themes that are at the forefront of rapid and dynamic economic, technological and demographic change. The unprecedented level of mortgage refinancing we have seen in recent quarters is one such theme, and we can see how it relates to Fund performance in holdings such as DORAL FINANCIAL CORP., one of the largest financial companies in Puerto Rico. At the intersection of two strong trends - the rise of refinancing and the rapid growth of Hispanic demographics in U.S. markets - Doral Financial was one of our best performing stocks in the financial services area during the period. The company has recently started to expand, opening branches outside of Puerto Rico, and has done well in this market, making it a very positive contributor to Fund performance during the period.

The low-interest rate environment and related refinancing boom also helped FAIR, ISAAC AND CO., INC., a holding in the commercial services sector, and a positive contributor to Fund performance during the period. The company produces credit



 3 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders reports and offers related services for finance companies, and we believe that their positive performance is due in large part to increased scrutiny of borrowers and tougher credit requirements that were put into effect as refinancing grew while the economy slowed down.

Another positive contributor was COACH, INC., a manufacturer of high-end and luxury leather goods. We believe that Coach, which was also one of the Fund's best-performing stocks for the period, has strong brand recognition and is perceived as a high quality product, so despite the slowing economy, demand remained relatively strong during the period. The consumer is clearly very cautious in this environment, but we believe that Coach's performance demonstrates that if consumers perceive a brand to be of top quality, they will still pay a premium for their products.

In the corporate services sector, another positive contributor was THE CORPORATE EXECUTIVE BOARD CO., which offers strategic reports to businesses on a subscription model. Given that corporations have, for the most part, had a tough time in this market, the need for more strategic and objective thinking has grown and The Corporate Executive Board has been able to capitalize on that trend. While technology holdings detracted from performance in general, two technology holdings have contributed to Fund performance: ZORAN CORP., a supplier of semiconductor chips primarily used in digital cameras, which has been a growing market, and McDATA CORP., a provider of open-storage networking products and services.

DETRACTORS FROM PERFORMANCE
Of course, the detractors from performance outweighed the contributors for the period. Among the detractors in the retail sector was the young adult-oriented apparel company, AMERICAN EAGLE OUTFITTERS, INC. American Eagle caters to much of the same demographic as ABERCROMBIE & FITCH CO. (which the Fund held at the start of the period), but we believe American Eagle did not have the products it needed to capture a growing share of the young-adult market during the period. Because younger consumers exhibit less brand loyalty than their older counterparts, the company lost ground to its competitors.

A major detractor during the period was the technology services sector, especially in the software sub-sector. The sector performed fairly well in the first half of the period, due largely to a phenomenon known as "budget flush," where corporate spending often rises at the close of the year as buyers seek to "use or lose" the dollars remaining in their annual budgets. In fact, at the start of the first quarter, it appeared that the fourth quarter's "budget flush" spending on technology and software was carrying over into January. But with the escalation of geopolitical tensions and the start of the conflict in Iraq, combined with continued economic uncertainty, spending in the sector quickly ground to a near-total halt in February and March. As a result, holdings in the software sector such as HYPERION SOLUTIONS CORP., JDA SOFTWARE GROUP, INC., and LAWSON SOFTWARE INC. fell, and negatively impacted Fund performance for the period. We held - and continue to hold as of the date of this letter - an overweight position in software stocks, primarily because we expect that later this year, the year-over-year comparisons for the sector will be very favorable, but also because we believe there will be some improvement in the economy as a whole and in software spending in particular.

OUTLOOK
Based on some of the early first quarter earnings reports we have seen so far this year, many companies seem to be either meeting or exceeding earnings expectations. However, earnings appear to be at a very low level right now, and companies are not giving much guidance on earnings beyond one quarter into the future. Yet, we do believe that the streak of down quarters for stocks may be coming to an end.

Going forward, one of the broad positives we see is that it now appears that the war in Iraq is over. The situation in Iraq was hanging over the market, and the apparently successful completion of the military campaign has removed that overhang. In addition, the economy is still growing, albeit relatively slowly - it seems to at least be stabilizing - and we think it will improve this year. While we do think capital spending will probably lag behind revenues and earnings in the near term, we expect to see corporations start to spend more after they see a more meaningful turnaround. Additionally, interest rates are still at four-decade lows, and that has historically been a very good underpinning for the market.



 4 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

We have seen some fairly encouraging earnings, very early into the new cycle, from some bellwether stocks like IBM, Intel Corp. and Microsoft Corp. Even on the small cap side, we are seeing many companies meeting or exceeding expectations so far for first quarter 2003 earnings - but remember - for the most part, the expectations they are exceeding are very low.

In terms of positioning the Fund's portfolio going forward, we are overweight the consumer sector, focusing on some restaurant stocks like APPLEBEE'S INTERNATIONAL, INC. We also favor some specialty retail companies, such as women's fashion retailer CHICO'S FAS, INC. Generally, we have positioned the portfolio to reflect what we think will be a turnaround in the overall economy. The small cap growth segment is by its nature, not a defensive segment, but we have tilted the Fund's portfolio slightly to capture what we think will be a turnaround in the overall economy. The Fund is slightly overweight technology, mainly software, and underweight energy because we think that energy prices will be coming down from their higher levels. We are overweight healthcare, especially on the specialty pharmaceutical side. We are slightly underweight the financial sector, but we do like certain regional banks such as Doral Financial.

Thank you for your investment in the Smith Barney Small Cap Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Timothy Woods
Timothy Woods, CFA
Vice President and Investment Officer

April 16, 2003



The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings.





----------------
i The Federal Reserve is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

iii The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.


 5 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

SMITH BARNEY SMALL CAP GROWTH FUND at a Glance (unaudited)


TOP TEN HOLDINGS*+

   1. Chico's FAS, Inc.  .............................  2.0%

   2. Medicis Pharmaceutical Corp., Class A Shares ...  2.0

   3. Fair, Isaac and Co., Inc. ......................  2.0

   4. Mercury Interactive Corp. ......................  1.9

   5. Getty Images, Inc. .............................  1.8

   6. Doral Financial Corp. ..........................  1.5

   7. Coach, Inc. ....................................  1.5

   8. Flagstar Bancorp, Inc. .........................  1.4

   9. Martek Biosciences Corp. .......................  1.3

  10. Taro Pharmaceutical Industries Ltd. ............  1.3



INDUSTRY DIVERSIFICATION*+
Bar Chart:
  12.3%      Biotechnology and Drugs
   6.2%      Business Services
   3.7%      Casinos and Gaming
  12.7%      Computers
   4.0%      Electronic Instruments and Controls
   5.4%      Energy
  13.6%      Financial Services
   3.7%      Manufacturing
  10.6%      Retail
   6.3%      Semiconductors
  21.5%      Other

Investment Breakdown*++
Pie Chart:
 3.4%        Repurchase Agreement
 0.0%**      Convertible Corporate Bonds
96.6%        Common Stock

* All information is as of March 31, 2003. Please note that Fund holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.

**   Percentage represents less than 0.1%.

 6 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                                                                NET ASSET VALUE
                                                         ------------------------------
                                                         BEGINNING               END               RETURN OF              TOTAL
PERIOD ENDED                                             OF PERIOD            OF PERIOD             CAPITAL            RETURNS(1)+
==================================================================================================================================
3/31/03                                                    $ 6.59              $ 6.56                $0.00               (0.46)%++
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                                      8.11                6.59                 0.00              (18.74)
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                                     17.13                8.11                 0.00              (52.66)
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/00                                       16.78               17.13                 0.00                2.09++
==================================================================================================================================
Total                                                                                                $0.00
==================================================================================================================================


HISTORICAL PERFORMANCE -- CLASS A SHARES
                                                                NET ASSET VALUE
                                                         ------------------------------
                                                         BEGINNING               END               RETURN OF              TOTAL
PERIOD ENDED                                             OF PERIOD            OF PERIOD             CAPITAL            RETURNS(1)+
==================================================================================================================================
3/31/03                                                    $ 6.59              $ 6.58                $0.00               (0.15)%++
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                                      8.10                6.59                 0.00              (18.64)
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                                     17.13                8.10                 0.00              (52.71)
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/00                                       11.40               17.13                 0.02               50.45++
==================================================================================================================================
Total                                                                                                $0.02
==================================================================================================================================


HISTORICAL PERFORMANCE-- CLASS B SHARES
                                                                NET ASSET VALUE
                                                         ------------------------------
                                                         BEGINNING               END               RETURN OF              TOTAL
PERIOD ENDED                                             OF PERIOD            OF PERIOD             CAPITAL            RETURNS(1)+
==================================================================================================================================
3/31/03                                                    $ 6.46              $ 6.43                $0.00               (0.46)%++
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                                      8.00                6.46                 0.00              (19.25)
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                                     17.03                8.00                 0.00              (53.02)
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/00                                       11.40               17.03                 0.01               49.48++
==================================================================================================================================
Total                                                                                                $0.01
==================================================================================================================================


HISTORICAL PERFORMANCE -- CLASS L SHARES
                                                                NET ASSET VALUE
                                                         ------------------------------
                                                         BEGINNING               END               RETURN OF              TOTAL
PERIOD ENDED                                             OF PERIOD            OF PERIOD             CAPITAL            RETURNS(1)+
==================================================================================================================================
3/31/03                                                    $ 6.50              $ 6.47                $0.00               (0.46)%++
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                                      8.02                6.50                 0.00              (18.95)
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                                     17.04                8.02                 0.00              (52.93)
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/00                                       11.40               17.04                 0.01               49.56++
==================================================================================================================================
Total                                                                                                $0.01
==================================================================================================================================


 7 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS Y SHARES
                                                                NET ASSET VALUE
                                                         ------------------------------
                                                         BEGINNING               END               RETURN OF              TOTAL
PERIOD ENDED                                             OF PERIOD            OF PERIOD             CAPITAL            RETURNS(1)+
==================================================================================================================================
3/31/03                                                    $ 6.70              $ 6.71                $0.00                0.15%++
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                                      8.17                6.70                 0.00              (17.99)
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                                     17.17                8.17                 0.00              (52.42)
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/00                                       18.59               17.17                 0.00               (7.64)++
==================================================================================================================================
Total                                                                                                $0.00
==================================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)
                                                                                   WITHOUT SALES CHARGES(1)
                                                              --------------------------------------------------------------------
                                                               CLASS 1       CLASS A       CLASS B        CLASS L       CLASS Y
==================================================================================================================================
Six Months Ended 3/31/03++                                     (0.46)%        (0.15)%       (0.46)%        (0.46)%        0.15%
----------------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 3/31/03                                   (33.13)        (32.86)       (33.30)        (33.09)       (32.29)
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/03                                    (30.80)        (15.16)       (15.77)        (15.61)       (28.00)
==================================================================================================================================
                                                                                     WITH SALES CHARGES(2)
                                                              --------------------------------------------------------------------
                                                               CLASS 1       CLASS A       CLASS B        CLASS L       CLASS Y
==================================================================================================================================
Six Months Ended 3/31/03++                                     (8.89)%        (5.19)%       (5.44)%        (2.51)%        0.15%
----------------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 3/31/03                                   (38.81)        (36.24)       (36.63)        (34.44)       (32.29)
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/03                                    (33.17)        (16.46)       (16.27)        (15.87)       (28.00)
==================================================================================================================================

CUMULATIVE TOTAL RETURNS+ (UNAUDITED)
                                                                                   WITHOUT SALES CHARGES(1)
==================================================================================================================================
Class 1 (Inception* through 3/31/03)                                                       (60.91)%
----------------------------------------------------------------------------------------------------------------------------------
Class A (Inception* through 3/31/03)                                                       (42.21)
----------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                                                       (43.56)
----------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 3/31/03)                                                       (43.21)
----------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 3/31/03)                                                       (63.91)
==================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A, and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.


 8 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP GROWTH FUND VS. RUSSELL 2000 GROWTH INDEX+
--------------------------------------------------------------------------------
                           November 1999 -- March 2003
Line Chart:

               SMITH BARNEY SMALL    SMITH BARNEY SMALL    SMITH BARNEY SMALL
               CAP GROWTH FUND -     CAP GROWTH FUND -     CAP GROWTH FUND -       RUSSELL 2000
               CLASS A SHARES        CLASS B SHARES        CLASS L SHARES          GROWTH INDEX
11/30/1999      9500                 10000                  9896                   10000
 3/31/2000     14785                 15518                 15365                   12854
 9/30/2000     14292                 14948                 14801                   11434
 3/31/2001      8277                  8628                  8538                    7737
 9/30/2001      6758                  7022                  6966                    6565
 3/31/2002      8177                  8461                  8399                    8120
 9/30/2002      5498                  5670                  5646                    5372
 3/31/2003      5490                  5531                  5620                    5552

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through March 31, 2003. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 9 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                 MARCH 31, 2003

  SHARES                                                         SECURITY                                               VALUE
====================================================================================================================================

COMMON STOCK -- 96.6%
AUTOMOTIVE -- 1.0%
      71,100     Lear Corp.+                                                                                           $ 2,513,385
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY AND DRUGS -- 11.9%
     127,000     Amylin Pharmaceuticals, Inc.+                                                                           2,057,400
      32,400     Biotech HOLDRs Trust                                                                                    3,021,300
      70,700     Celgene Corp.+                                                                                          1,843,856
     118,100     Covance Inc.+                                                                                           2,730,472
      53,300     iShares Nasdaq Biotechnology Index Fund                                                                 2,728,960
     114,000     Martek Biosciences Corp.+                                                                               3,251,280
      82,400     The Medicines Co.+                                                                                      1,535,936
      87,750     Medicis Pharmaceutical Corp., Class A Shares+                                                           4,878,022
      65,500     Neurocrine Biosciences, Inc.+                                                                           2,736,590
      84,100     Taro Pharmaceutical Industries Ltd.+                                                                    3,219,348
      45,900     Trimeris, Inc.+                                                                                         1,890,162
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,893,326
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING -- 1.7%
     114,100     Emmis Communications Corp., Class A Shares+                                                             1,926,008
      55,600     Entercom Communications Corp.+                                                                          2,441,396
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,367,404
------------------------------------------------------------------------------------------------------------------------------------

BUSINESS SERVICES -- 6.0%
      94,000     CACI International Inc., Class A Shares+                                                                3,135,840
      80,000     The Corporate Executive Board Co.+                                                                      2,849,600
      95,450     Fair, Isaac and Co., Inc.                                                                               4,850,769
     155,800     Getty Images, Inc.+                                                                                     4,278,268
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,114,477
------------------------------------------------------------------------------------------------------------------------------------

CASINOS AND GAMING -- 3.5%
     180,000     Alliance Gaming Corp.+                                                                                  2,700,000
      36,512     International Game Technology+                                                                          2,990,333
     152,100     Station Casinos, Inc.+                                                                                  3,210,831
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,901,164
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS -- 2.1%
     150,700     Airgas, Inc.+                                                                                           2,789,457
     125,300     Georgia Gulf Corp.                                                                                      2,522,289
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,311,746
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS -- 12.2%
      39,600     Cognizant Technology Solutions Corp.+                                                                   2,667,060
     114,900     Cognos, Inc.+                                                                                           2,610,643
     190,600     Documentum, Inc.+                                                                                       2,500,672
     302,500     Extreme Networks, Inc.+                                                                                 1,309,825
     303,900     Foundry Networks, Inc.+                                                                                 2,443,356
     105,900     Hyperion Solutions Corp.+                                                                               2,568,075
     224,500     McDATA Corp., Class A Shares+                                                                           1,928,455
     152,900     Mercury Interactive Corp.+                                                                              4,538,072
     321,500     Micromuse Inc.+                                                                                         1,671,800
      82,300     NetScreen Technologies, Inc.+                                                                           1,380,994
     252,700     Quest Software, Inc.+                                                                                   2,274,300


                       SEE NOTES TO FINANCIAL STATEMENTS.

 10 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2003

  SHARES                                                         SECURITY                                               VALUE
====================================================================================================================================
COMPUTERS -- 12.2% (continued)
     267,100     webMethods, Inc.+                                                                                     $ 2,438,623
     279,200     Western Digital Corp.+                                                                                  2,529,552
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        30,861,427
------------------------------------------------------------------------------------------------------------------------------------

EDUCATION -- 2.3%
      54,100     Career Education Corp.+                                                                                 2,646,572
      79,600     Corinthian Colleges, Inc.+                                                                              3,144,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,790,772
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS AND CONTROLS -- 3.9%
      88,200     Benchmark Electronics, Inc.+                                                                            2,498,706
     153,800     Emulex Corp.+                                                                                           2,945,270
     349,100     LSI Logic Corp.+                                                                                        1,577,932
      98,400     Wilson Greatbatch Technologies, Inc.+                                                                   2,754,216
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,776,124
------------------------------------------------------------------------------------------------------------------------------------

ENERGY -- 5.2%
      53,700     Cooper Cameron Corp.+                                                                                   2,658,687
      72,200     Patterson-UTI Energy, Inc.+                                                                             2,336,392
     112,200     Pioneer Natural Resources Co.+                                                                          2,816,220
     136,200     Rowan Cos., Inc.+                                                                                       2,677,692
      77,400     Smith International, Inc.+                                                                              2,726,802
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,215,793
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.5%
      66,000     Regal Entertainment Group, Class A Shares                                                               1,184,700
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 13.1%
     179,900     BankUnited Financial Corp.+                                                                             3,175,235
      65,900     Commerce Bancorp. Inc.                                                                                  2,618,866
      86,100     Cullen/Frost Bankers, Inc.                                                                              2,615,718
     104,550     Doral Financial Corp.                                                                                   3,695,843
      50,000     East West Bancorp, Inc.                                                                                 1,542,500
     105,300     Eaton Vance Corp.                                                                                       2,814,669
     127,400     Flagstar Bancorp, Inc.                                                                                  3,359,538
      71,200     iShares Russell 2000 Growth Index Fund                                                                  2,723,400
     100,000     New York Community Bank, Inc.                                                                           2,980,000
     167,900     Provident Financial Services, Inc.+                                                                     2,654,499
      81,900     Southwest Bancorp of Texas, Inc.+                                                                       2,459,457
      61,600     Westamerica Bancorp.                                                                                    2,432,584
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,072,309
------------------------------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE -- 1.8%
      89,900     Cott Corp.+                                                                                             1,577,745
      70,200     Dean Foods Co.+                                                                                         3,012,282
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,590,027
------------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE -- 3.4%
     104,700     CTI Molecular Imaging, Inc.+                                                                            2,052,120
      48,000     Henry Schein, Inc.+                                                                                     2,164,800
      68,300     LifePoint Hospitals, Inc.+                                                                              1,715,013
      79,300     ResMed Inc.+                                                                                            2,536,014
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,467,947
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                                                        MARCH 31, 2003

  SHARES                                                         SECURITY                                               VALUE
====================================================================================================================================

INSURANCE -- 2.7%
      48,200     Coventry Health Care, Inc.+                                                                           $ 1,585,780
      50,800     Everest Re Group, Ltd.                                                                                  2,906,268
      79,100     Oxford Health Plans, Inc.+                                                                              2,401,476
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,893,524
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING -- 3.6%
      50,700     Ball Corp.                                                                                              2,823,990
      95,000     Coach, Inc.+                                                                                            3,641,350
      70,200     Columbia Sportswear Co.+                                                                                2,609,334
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,074,674
------------------------------------------------------------------------------------------------------------------------------------

RETAIL -- 10.3%
     177,200     American Eagle Outfitters, Inc.+                                                                        2,572,767
      83,100     Applebee's International, Inc.                                                                          2,330,124
      83,600     The Cheesecake Factory Inc.+                                                                            2,697,772
     246,350     Chico's FAS, Inc.+                                                                                      4,927,000
     166,000     Hollywood Entertainment Corp.+                                                                          2,662,640
     116,800     Hot Topic, Inc.+                                                                                        2,722,608
      88,000     Krispy Kreme Doughnuts, Inc.+                                                                           2,979,680
      75,000     Panera Bread Co., Class A Shares+                                                                       2,286,750
     122,100     Williams-Sonoma, Inc.+                                                                                  2,661,780
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         25,841,121
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 6.1%
     150,625     ATMI, Inc.+                                                                                             2,901,038
     131,400     Brooks-PRI Automation (Canada) Inc.+                                                                    1,270,638
      98,500     Cymer, Inc.+                                                                                            2,329,525
     223,600     Lam Research Corp.+                                                                                     2,546,580
     258,300     Lattice Semiconductor Corp.+                                                                            1,947,582
     164,500     Micrel, Inc.+                                                                                           1,516,690
     259,000     RF Micro Devices, Inc.+                                                                                 1,561,511
     107,500     Zoran Corp.+                                                                                            1,387,825
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,461,389
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 1.2%
      49,300     ADTRAN, Inc.+                                                                                           1,770,363
     220,600     Nextel Partners, Inc., Class A Shares+                                                                  1,111,824
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,882,187
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 3.0%
      87,500     JetBlue Airways Corp.+                                                                                  2,424,625
     138,500     Knight Transportation, Inc.+                                                                            2,727,065
      70,100     Roadway Corp.                                                                                           2,349,752
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,501,442
------------------------------------------------------------------------------------------------------------------------------------

WASTE MANAGEMENT -- 1.1%
      76,500     Stericycle, Inc.+                                                                                       2,875,635
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $228,152,557)                                                                                243,590,573
====================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

 12 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2003

     FACE
    AMOUNT                                                       SECURITY                                               VALUE
====================================================================================================================================
CONVERTIBLE CORPORATE BONDS-- 0.0%
Aerospace and Defense -- 0.0%
  $   10,246     TIMCO Aviation Services, Inc., Jr. Sub. Notes, payment-in-kind, 8.000% due 1/2/07 (Cost-- $0)            $     58
====================================================================================================================================
REPURCHASE AGREEMENT-- 3.4%
   8,695,000     Merrill Lynch & Co., Inc., 1.270% due 4/1/03; Proceeds at maturity-- $8,695,307; (Fully collateralized by Fannie Mae Discount Notes, Freddie Mac Discount Notes, Federal Home Loan Bank Bonds
                   and U.S. Treasury Strips, 0.000% to 4.000% due 6/19/03 to 5/15/18; Market value-- $8,889,031)
                   (Cost-- $8,695,000)                                                                                   8,695,000
====================================================================================================================================
                 TOTAL INVESTMENTS-- 100%
                 (Cost -- $236,847,557*)                                                                               $252,285,631
====================================================================================================================================

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviation used in this schedule:
     -----------------------------------
     HOLDRs -- Holding Company Depository Receipts.



                       SEE NOTES TO FINANCIAL STATEMENTS.


 13 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                                     MARCH 31, 2003
ASSETS:
     Investments, at value (Cost -- $236,847,557)                                                                   $ 252,285,631
     Cash                                                                                                                     251
     Receivable for securities sold                                                                                     4,026,585
     Receivable for Fund shares sold                                                                                      235,864
     Interest and dividends receivable                                                                                     13,251
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     256,561,582
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   2,485,959
     Payable for Fund shares purchased                                                                                    229,503
     Management fee payable                                                                                               159,382
     Distribution fees payable                                                                                             36,690
     Accrued expenses                                                                                                     464,089
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  3,375,623
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $253,185,959
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                     $     38,642
     Capital paid in excess of par value                                                                              646,133,029
     Accumulated net investment loss                                                                                   (1,580,418)
     Accumulated net realized loss from security transactions                                                        (406,843,368)
     Net unrealized appreciation of investments                                                                        15,438,074
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $253,185,959
====================================================================================================================================
SHARES OUTSTANDING:
     Class 1                                                                                                              734,195
     -------------------------------------------------------------------------------------------------------------------------------
     Class A                                                                                                           14,882,413
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                           12,168,143
     -------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            2,519,997
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                            8,336,942
     -------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class 1 (and redemption price)                                                                                         $6.56
     -------------------------------------------------------------------------------------------------------------------------------
     Class A (and redemption price)                                                                                         $6.58
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                              $6.43
     -------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                             $6.47
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                                         $6.71
     -------------------------------------------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class 1 (net asset value plus 9.29% of net asset value per share)                                                      $7.17
     -------------------------------------------------------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)                                                      $6.93
     -------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                      $6.54
====================================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

 14 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

STATEMENT OF OPERATIONS (UNAUDITED)                                                        FOR THE SIX MONTHS ENDED MARCH 31, 2003

INVESTMENT INCOME:
     Interest                                                                                                         $   365,561
     Dividends                                                                                                            335,968
     Less: Foreign withholding tax                                                                                         (3,060)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                              698,469
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                                                            1,002,477
     Distribution fees (Note 2)                                                                                           642,088
     Shareholder servicing fees                                                                                           472,340
     Shareholder communications                                                                                            81,898
     Audit and legal                                                                                                       17,209
     Custody                                                                                                               15,940
     Directors' fees                                                                                                       13,491
     Other                                                                                                                 33,444
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,278,887
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (1,580,418)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                                                           157,718,804
        Cost of securities sold                                                                                       186,054,343
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                                (28,335,539)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                                                           (14,062,837)
        End of period                                                                                                  15,438,074
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                                                           29,500,911
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                                                 1,165,372
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                                $  (415,046)
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

 15 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002
                                                                                                  2003                    2002
====================================================================================================================================
OPERATIONS:
     Net investment loss                                                                       $(1,580,418)           $(4,831,826)
     Net realized loss                                                                         (28,335,539)           (73,089,641)
     Increase in net unrealized appreciation                                                    29,500,911             16,879,895
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                                       (415,046)           (61,041,572)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                           20,193,607             64,654,951
     Cost of shares reacquired                                                                 (27,484,192)           (68,237,667)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                                        (7,290,585)            (3,582,716)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                                          (7,705,631)           (64,624,288)

NET ASSETS:
     Beginning of period                                                                       260,891,590            325,515,878
     End of period*                                                                           $253,185,959           $260,891,590
====================================================================================================================================
*   Includes accumulated net investment loss of:                                               $(1,580,418)                    --
====================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

 16 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Small Cap Growth Fund ("Fund"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Series consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $4,836,485 was reclassified to paid-in capital.Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Series. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are



 17 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended March 31, 2003, the Fund paid transfer agent fees of $160,653 to CTB and PSS.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended March 31, 2003, CGM and its affiliates received brokerage commissions of $3,505.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2003, CGM and its affiliates received sales charges of approximately $15,000, $286,000 and $3,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the six months ended March 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                                           CLASS B     CLASS L
================================================================================
CDSCs                                                     $144,000      $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2003, total Distribution Plan fees incurred by the Fund were:

                                               CLASS A     CLASS B      CLASS L
================================================================================
Distribution Plan Fees                        $126,232    $425,218      $90,638
================================================================================

All officers and one Director of the Series are employees of Citigroup or its affiliates.


3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $145,006,419
--------------------------------------------------------------------------------
Sales                                                               157,718,804
================================================================================


At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 31,151,188
Gross unrealized depreciation                                       (15,713,114)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 15,438,074
================================================================================


 18 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Capital Loss Carryforward

At March 31, 2003, the Fund had, for Federal income tax purposes, approximately $296,679,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on September 30 of the year indicated:

                                                 2009                 2010
================================================================================
Carryforward Amounts                         $112,242,000         $184,437,000
================================================================================


6. Capital Shares

At March 31, 2003, the Series had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                           SIX MONTHS ENDED                  YEAR ENDED
                            MARCH 31, 2003               SEPTEMBER 30, 2002
                     -------------------------    ------------------------------
                         SHARES         AMOUNT        SHARES            AMOUNT
================================================================================
CLASS 1
Shares sold              41,651   $    283,451       126,022      $   1,100,548
Shares reacquired       (63,879)      (434,206)     (139,671)        (1,198,885)
--------------------------------------------------------------------------------
Net Decrease            (22,228)  $   (150,755)      (13,649)     $     (98,337)
================================================================================
CLASS A
Shares sold           1,680,304   $ 11,487,346     4,051,736      $  36,273,761
Shares reacquired    (1,508,922)   (10,259,442)   (2,838,702)       (25,021,299)
--------------------------------------------------------------------------------
Net Increase            171,382   $  1,227,904     1,213,034      $  11,252,462
================================================================================
CLASS B
Shares sold             997,273   $  6,694,406     2,529,329      $  22,077,409
Shares reacquired    (1,979,866)   (13,195,694)   (3,969,124)       (34,091,004)
--------------------------------------------------------------------------------
Net Decrease           (982,593)  $ (6,501,288)   (1,439,795)     $ (12,013,595)
================================================================================
CLASS L
Shares sold             144,213   $    983,682       459,454      $   4,260,016
Shares reacquired      (450,559)    (3,016,080)     (920,513)        (7,883,910)
--------------------------------------------------------------------------------
Net Decrease           (306,346)  $ (2,032,398)     (461,059)     $  (3,623,894)
================================================================================
CLASS Y
Shares sold             117,835   $    744,722       136,293      $     943,217
Shares reacquired       (81,747)      (578,770)       (6,032)           (42,569)
--------------------------------------------------------------------------------
Net Increase             36,088   $    165,952       130,261      $     900,648
================================================================================

19 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS 1 SHARES                                                              2003(1)(2)       2002(2)       2001(2)      2000(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $6.59          $8.11        $17.13         $16.78
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                         (0.05)         (0.12)        (0.11)         (0.00)*
   Net realized and unrealized gain (loss)                                      0.02          (1.40)        (8.91)          0.35
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                            (0.03)         (1.52)        (9.02)          0.35
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Capital                                                                        --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.56          $6.59        $ 8.11         $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (0.46)%++     (18.74)%      (52.66)%         2.09%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                              $4,818         $4,984        $6,243             $0**
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     2.01%+         1.62%         1.29%          0.00%#++
   Net investment loss                                                         (1.48)+        (1.32)        (0.87)         (0.00)#+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                           56%            96%          223%           105%
====================================================================================================================================

CLASS A SHARES                                                              2003(1)(2)       2002(2)       2001(2)      2000(2)(4)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $6.59          $8.10        $17.13         $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                         (0.04)         (0.11)        (0.11)         (0.10)
   Net realized and unrealized gain (loss)                                      0.03          (1.40)        (8.92)          5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                            (0.01)         (1.51)        (9.03)          5.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Capital                                                                        --             --            --          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --             --            --          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.58          $6.59        $ 8.10         $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (0.15)%++     (18.64)%      (52.71)%        50.45%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                             $97,947        $96,991      $109,386        $52,672
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     1.58%+         1.52%         1.34%          1.25%+
   Net investment loss                                                         (1.06)+        (1.22)        (0.92)         (0.70)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                           56%            96%          223%           105%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from September 11, 2000 (inception date) to September 30,
     2000.
(4)  For the period from November 30, 1999 (inception date) to September 30,
     2000.
*    Amount represents less than $0.01 per share.
**   Amount represents less than $1,000.
#    Amount represents less than 0.01%.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 20 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders


FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
CLASS B SHARES                                                              2003(1)(2)       2002(2)        2001(2)      2000(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $6.46          $8.00         $17.03        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                         (0.06)         (0.17)        (0.20)         (0.20)
   Net realized and unrealized gain (loss)                                      0.03          (1.37)        (8.83)          5.84
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                            (0.03)         (1.54)        (9.03)          5.64
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Capital                                                                        --             --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --             --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.43          $6.46         $ 8.00        $17.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (0.46)%++     (19.25)%      (53.02)%       49.48%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                             $78,185        $84,984      $116,761        $76,784
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     2.37%+         2.26%          2.07%         2.00%+
   Net investment loss                                                         (1.85)+        (1.96)         (1.65)        (1.45)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                           56%            96%           223%          105%
====================================================================================================================================

CLASS L SHARES                                                              2003(1)(2)       2002(2)        2001(2)      2000(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $6.50          $8.02        $17.04         $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                         (0.05)         (0.15)        (0.17)         (0.20)
   Net realized and unrealized gain (loss)                                      0.02          (1.37)        (8.85)          5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                            (0.03)         (1.52)        (9.02)          5.65
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Capital                                                                        --             --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --             --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $6.47          $6.50        $ 8.02         $17.04
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                   (0.46)%++     (18.95)%      (52.93)%        49.56%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                             $16,303        $18,358       $26,368        $60,600
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                     2.02%+         2.01%         1.93%          1.99%+
   Net investment loss                                                         (1.50)+        (1.71)        (1.50)         (1.44)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                           56%            96%          223%           105%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from November 30, 1999 (inception date) to September 30,
     2000.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


 21 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS Y SHARES                                                               2003(1)(2)      2002(2)       2001(2)      2000(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $6.70          $8.17        $17.17         $18.59
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                         (0.01)         (0.05)        (0.05)         (0.03)
   Net realized and unrealized gain (loss)                                      0.02          (1.42)        (8.95)         (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                             0.01          (1.47)        (9.00)         (1.42)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Capital                                                                        --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.71          $6.70        $ 8.17         $17.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    0.15%++      (17.99)%      (52.42)%        (7.64)%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                             $55,933        $55,575       $66,758       $115,952
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                     0.81%+         0.84%         0.80%          0.86%+
   Net investment loss                                                         (0.29)+        (0.54)        (0.39)         (0.31)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                           56%            96%          223%           105%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 23, 2000 (inception date) to September 30,
     2000.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



 22 SMITH BARNEY SMALL CAP GROWTH FUND | 2003 Semi-Annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

SMITH BARNEY
SMALL CAP GROWTH FUND

    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    R. Jay Gerken, Chairman
    Frank G. Hubbard
    Jerome H. Miller
    Ken Miller


    OFFICERS
    R. Jay Gerken
    President and
    Chief Executive Officer


    Lewis E. Daidone
    Senior Vice President
    and Chief Administrative Officer


    Richard L. Peteka
    Chief Financial Officer
    and Treasurer


    Timothy Woods, CFA
    Vice President and
    Investment Officer


    Kaprel Ozsolak
    Controller


    Christina T. Sydor
    Secretary



    INVESTMENT MANAGER
    Smith Barney Fund Management LLC


    DISTRIBUTORS
    Citigroup Global Markets Inc.
    PFS Distributors, Inc.


    CUSTODIAN
    State Street Bank and
      Trust Company


    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENTS
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699


    Primerica Shareholder Services
    P.O. Box 9662
    Providence, Rhode Island
    02940-9662

SMITH BARNEY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


(C) 2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01884 5/03                             03-4847

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND

             STYLE PURE SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2003








                      LOGO: SBMF Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed.(R)



 Your Serious Money. Professionally Managed.(R)is a registered service mark of
                          Citigroup Global Markets Inc.



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Style Pure Series

Semi-Annual Report o March 31, 2003

SMITH BARNEY
SMALL CAP VALUE FUND


PHOTO OF: PETER J. HABLE

PETER J. HABLE
CO-PORTFOLIO MANAGER

PHOTO OF: THOMAS B. DRISCOLL III

THOMAS B. DRISCOLL III
CO-PORTFOLIO MANAGER

PETER J. HABLE

Peter Hable has more than 19 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

THOMAS B. DRISCOLL III

Thomas Driscoll has more than 6 years of securities business experience and has co-managed the Fund since April 18, 2002. Education: BS from Drew University, MBA from the University of California, Davis.

FUND OBJECTIVE

The Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index**.

FUND FACTS

FUND INCEPTION
------------------------------------
February 26, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
------------------------------------
19 Years (Peter J. Hable)
 6 Years (Thomas B. Driscoll)

          CLASS A   CLASS B  CLASS L
------------------------------------
NASDAQ      SBVAX     SBVBX    SBVLX
------------------------------------
Inception  2/26/99  2/26/99  2/26/99
------------------------------------


**The Russell 2000 Value Index measures the performance of those Russell 2000
  Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)



AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003*

                     WITHOUT SALES CHARGES(1)
                   Class A      Class B      Class L
----------------------------------------------------
Six-Month+         (0.37)%      (0.65)%      (0.65)%
----------------------------------------------------
One-Year          (20.28)      (20.84)      (20.84)
----------------------------------------------------
Since Inception++   9.10         8.30         8.30
----------------------------------------------------


                       WITH SALES CHARGES(2)
                 Class A        Class B      Class L
----------------------------------------------------
Six-Month+         (5.34)%      (5.55)%      (2.58)%
----------------------------------------------------
One-Year          (24.27)      (24.74)      (22.39)
----------------------------------------------------
Since Inception++   7.74         8.10         8.02
----------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is February 26, 1999.


--------------------------------------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
  Small Cap Value Fund.......................   1
Letter From the Chairman.....................   2
Manager Overview.............................   3
Fund at a Glance.............................   5
Historical Performance.......................   6
Value of $10,000.............................   8
Schedule of Investments......................   9
Statement of Assets and Liabilities..........  13
Statement of Operations......................  14
Statements of Changes in Net Assets..........  15
Notes to Financial Statements................  16
Financial Highlights.........................  21


                      LOGO: SBMF Smith Barney Mutual Funds

                 Your Serious Money. Professionally Managed.(R)


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY SMALL CAP
                                   VALUE FUND

Value managers Peter J. Hable and Thomas B. Driscoll, with the assistance of John G. Goode, pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that, in exchange for increased potential volatility, small companies often have unique advantages over larger-sized companies such as single- business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.

Graphic
A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
Peter and Thomas use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.

Graphic
A CAREFUL EXAMINATION OF UNDISCOVERED VALUES
One of Peter's and Thomas' goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.

Graphic
A SEARCH FOR DYNAMIC TRENDS
Peter and Thomas aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.

Graphic
A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



  1 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

                            LETTER FROM THE CHAIRMAN


Photo of: R. JAY GERKEN

R. JAY GERKEN
Chairman, President and
Chief Executive Officer


DEAR SHAREHOLDER,

We can't blame investors for feeling discouraged these days. The bear market that began three years ago has directly impacted many investors and clearly demonstrated that investing always involves a degree of risk. For many people whose first experience with investing was during the exuberant bull market of the 1990s, this was both a costly and painful lesson.

Clearly, there are valid reasons for the current pessimistic climate: the situation in the Middle East, the threat of terrorism at home, the dubious strength of corporate earnings, and concerns over consumer spending, to name just a few.

Yet, a brief look at our history shows that, despite the sizable problem we face today, times have been worse. During the Great Depression, long bread lines formed in every major U.S. city. In 1962, the U.S. and the Soviet Union were on the brink of a nuclear conflict over Cuba. In 1973-74, the President of the United States resigned in disgrace and the Vietnam War tore the country apart, while the oil crisis resulted in cars lining up to buy precious allotments of gasoline.

Eventually, a stronger economy emerged from each of these crises.

The road to economic recovery will not be smooth, but we firmly believe that we are on the way. U.S. authorities have already forcefully dealt with the corporate malfeasance that eroded investor confidence last year. The pervasive bad geopolitical news has largely been reflected in more reasonable equity valuations. The Federal Reservei has cut short-term interest rates to their lowest levels in four decades to promote consumer and corporate spending and we expect that an economic stimulus package will wind its way through Congress this year.

Yet no matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

     o FIRST AND FOREMOST, YOU SHOULD TALK WITH YOUR FINANCIAL ADVISER, who will work with you to find the best solutions for your individual investing needs.

     o SECONDLY, NOW IS A GREAT TIME TO REVIEW YOUR INVESTMENT PLAN. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial advisor can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Thank you especially for sticking with us through this very difficult bear market. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,



/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


  2 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

                                MANAGER OVERVIEW

PERFORMANCE REVIEW
For the six months ended March 31, 2003, the Class A shares of the Smith Barney Small Cap Value Fund ("Fund"), without sales charges, returned -0.37%. The Fund performed better than its unmanaged benchmark, the Russell 2000 Value Index,ii which returned -0.41% for the same period. It also outperformed its Lipper peer group of small-cap value funds, which returned -1.15% for the same period.1

Stock selection contributed positively to the Fund's outperformance of the benchmark Russell 2000 Value Index for the period, while sector allocation negatively affected Fund performance relative to its benchmark. The information technology, energy and telecommunications sectors helped the Fund's performance during the period, with holdings in NETSCREEN TECHNOLOGIES, INC., MAXTOR CORP. and XTO ENERGY, INC. among the biggest contributors. The Fund's holdings in the consumer discretionary, real estate investment trusts and industrials sectors negatively impacted performance, with holdings in DILLARD'S, INC., HOST MARRIOTT CORP. and ATLANTIC COAST AIRLINES HOLDINGS INC. detracting from the Fund's total return.

SMALL CAP PERFORMANCE
After three years of outperforming large cap stocks, small cap stocks began to trail them late last year and have continued to lag through much of the first quarter of 2003. We believe this underperformance over the last few months has been driven by the liquidity concerns surrounding the trading of individual small stocks. Given the current volatile market environment, large cap stocks provide a much easier vehicle for trading than small cap stocks. We expect that as market volatility dissipates going forward, the market will continue to broaden out on a performance basis because the best valuations, in our opinion, remain in the small cap sector. As this broadening unfolds, the most pronounced moves might come from some long- neglected small cap growth stocks in the technology and healthcare sectors. Fortunately for value fund managers, many of these small growth stocks fit squarely into our valuation measurements.

The outperformance of small cap stocks over the last three years has slightly narrowed the dramatic valuation gap between small cap and large cap equities. In fact, small cap equity valuations remain near their 25-year lows. As we compare small cap to large cap relative price-to-salesiii ratios and relative price-to-bookiv ratios, small cap valuations remain below the lows registered during the last recession. As we stand today, three years into a small cap outperformance cycle, valuations suggest to us that small cap stocks still retain the most favorable risk/reward ratio for equity investors.

One of the most unusual features of this small cap cycle has been the marked divergence of returns from the small cap value and growth investment styles.v From the market peak of March 10, 2000 through March 28, 2003, small cap value stocks were up 6.4%, while small cap growth stocks declined 63.8%. This dramatic decline of the Russell 2000 Growth Indexvi has brought small growth stocks, on average, toward attractive valuations: 21.7 times forward earnings, 2.1 times book value and 1.0 times sales. In comparison, the Russell 2000 Value Index is still trading at historic lows: 17.6 times earnings, 1.4 times book value, and
0.6 times sales. These valuations suggest that small cap value will continue to outperform the other styles in the small cap universe. On closer inspection, however, the traditional growth sectors are showing some tremendous values, with many small cap growth stocks trading at unprecedented low valuations of less than two times cash. Several of these areas, such as technology and healthcare, are beginning to yield stocks that fall squarely within our small cap valuation metrics.

FUND WEIGHTINGS
In reviewing our sector weightings, we have moved the Fund to a significant underweighting in the financial services sector. In particular, we are underweight commercial banks, savings and loans and real estate investment trusts ("REITs").vii We view the banks and savings and loan sectors as suffering from relatively high expectations on an earnings basis, rich multiple



---------------
1 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among 256 funds in the small-cap value fund category with reinvestment of dividends and capital gains excluding sales charges.


  3 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders valuations and a flat yield curve,viii providing a difficult operating environment. As to the REITs, we expect funds from operations to continue to deteriorate for apartment, office and industrial REITs over the course of this year. In fact, vacancies may not begin to peak until sometime next year. Because of their high yields, REITs have remained a favorite sector for investors, but we expect a sector rotation towards more economically sensitive areas as the economy recovers.

As to our sector overweights, we retained slightly higher-than-benchmark weights in consumer discretionary and technology stocks. In the consumer discretionary sector, we have positioned the Fund's holdings to benefit from an anticipated return of corporate spending rather than consumer spending. These positions include holdings in EXTENDED STAY AMERICA, INC., LABOR READY, INC. and LEARNING TREE INTERNATIONAL, INC. In the technology sector, we remain concerned with the cyclical nature of technology spending in a soft economy, so we have focused on companies with strong balance sheets and free-cash-flow characteristics such as ELECTRONICS FOR IMAGING, INC., BLACK BOX CORP. and BEL FUSE INC.

FUTURE OUTLOOK
In conclusion, we believe that small cap stock outperformance will resume as market volatility dissipates. The outperformance of small cap value stocks over the past three years has only slightly narrowed the valuation gap between small and large cap companies. In fact, small cap valuations remain near their 25-year lows. Looking across the investment landscape, the valuations we see in the equity market suggest that small cap stocks still retain the most favorable risk/reward ratio for equity investors.

Thank you for your investment in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,




/s/ Peter J. Hable                    /s/ Thomas B. Driscoll

Peter J. Hable                        Thomas B. Driscoll
Vice President and                    Investment Officer
Investment Officer

April 16, 2003


The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings.



--------------
i The Federal Reserve is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

iii The price-to-sales (P/S) ratio is a stock's price divided by its sales per share.

iv The price-to-book (P/B) ratio is a stock's price divided by its per share book value.

v Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations. Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

vi The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

vii REITs invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

viii The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

  4 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

                  SMITH BARNEY SMALL CAP VALUE FUND at a Glance

TOP TEN HOLDINGS*+

 1.  The Neiman Marcus Group, Inc.  ........ 1.6%

 2.  Electronics for Imaging, Inc. ......... 1.5

 3.  Crane Co. ............................. 1.5

 4.  Cross Country, Inc.  .................. 1.5

 5.  XTO Energy, Inc.  ..................... 1.5

 6.  United Stationers Inc. ................ 1.5

 7.  Navistar International Corp.  ......... 1.5

 8.  The Timberland Co. .................... 1.4

 9.  Furniture Brands International, Inc. .. 1.4

10.  Roper Industries, Inc. ................ 1.4



Bar Chart:
INDUSTRY DIVERSIFICATION*+
 7.0%   Autos and Transportation
18.6%   Consumer Discretionary
 2.3%   Consumer Staples
14.5%   Financial Services
 6.0%   Healthcare
14.4%   Materials and Processing
 2.5%   Other Energy
11.6%   Producer Durable
 8.4%   Real Estate Investment Trusts
 9.9%   Technology
 4.8%   Utilities


Pie Chart:
INVESTMENT BREAKDOWN*++
6.2%  Repurchase Agreement
0.9%  Convertible Preferred Stock
92.9% Common Stock

* All information is as of March 31, 2003. Please note that Fund holdings are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.

  5 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES
                                                      NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
=================================================================================================================================
3/31/03                                           $14.45           $14.20            $0.00             $0.21            (0.37)%++
---------------------------------------------------------------------------------------------------------------------------------
9/30/02                                            14.19            14.45             0.14              0.33             4.88
---------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.85            14.19             0.18              0.95             3.26
---------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.10            14.85             0.19              0.00            24.71
---------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/99                              11.40            12.10             0.00              0.00             6.14++
=================================================================================================================================
Total                                                                                $0.51             $1.49
=================================================================================================================================


HISTORICAL PERFORMANCE -- CLASS B SHARES
                                                      NET ASSET VALUE
                                                 --------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
=================================================================================================================================
3/31/03                                           $14.35           $14.06            $0.00             $0.21            (0.65)%++
---------------------------------------------------------------------------------------------------------------------------------
9/30/02                                            14.10            14.35             0.02              0.33             4.03
---------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.76            14.10             0.07              0.95             2.52
---------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
---------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/99                              11.40            12.05             0.00              0.00             5.70++
=================================================================================================================================
Total                                                                                $0.21             $1.49
=================================================================================================================================

HISTORICAL PERFORMANCE -- CLASS L SHARES
                                                      NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
=================================================================================================================================
3/31/03                                           $14.35           $14.06            $0.00             $0.21            (0.65)%++
---------------------------------------------------------------------------------------------------------------------------------
9/30/02                                            14.10            14.35             0.02              0.33             4.04
---------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.76            14.10             0.07              0.95             2.52
---------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
---------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/99                              11.40            12.05             0.00              0.00             5.70++
=================================================================================================================================
Total                                                                                $0.21             $1.49
=================================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

  6 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                                                                                WITHOUT SALES CHARGES(1)
                                                                                    -------------------------------------------
                                                                                     Class A           Class B          Class L
=================================================================================================================================
Six Months Ended 3/31/03++                                                           (0.37)%           (0.65)%          (0.65)%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31/03                                                                  (20.28)           (20.84)          (20.84)
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/03                                                            9.10              8.30             8.30
=================================================================================================================================
                                                                                                  WITH SALES CHARGES(2)
                                                                                    -------------------------------------------
                                                                                     Class A           Class B          Class L
=================================================================================================================================
Six Months Ended 3/31/03++                                                           (5.34)%           (5.55)%          (2.58)%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31/03                                                                  (24.27)           (24.74)          (22.39)
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/03                                                            7.74              8.10             8.02
=================================================================================================================================

CUMULATIVE TOTAL RETURNS+ (UNAUDITED)
                                                                                               WITHOUT SALES CHARGES(1)
=================================================================================================================================
Class A (Inception* through 3/31/03)                                                                   42.81%
---------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                                                                   38.54
---------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 3/31/03)                                                                   38.56
=================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 26, 1999.


  7 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders


HISTORICAL PERFORMANCE (UNAUDITED)


VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
--------------------------------------------------------------------------------
                            February 1999 -- March 2003
Line Chart:

                     SMITH BARNEY SMALL   SMITH BARNEY SMALL    SMITH BARNEY SMALL
                     CAP VALUE FUND--     CAP VALUE FUND--      CAP VALUE FUND--        RUSSELL 2000
DATE                 CLASS A SHARES       CLASS B SHARES        CLASS L SHARES          VALUE INDEX


Feb 26, 1999         9500                10000                  9896                   10000
Sep 1999            10083                10570                 10460                   10656
Sep 2000            12575                13075                 12939                   12292
Sep 2001            12984                13405                 13265                   12982
Sep 2002            13617                13744                 13801                   12792
Mar 31, 2003        13567                13754                 13711                   12739


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through March 31, 2003. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  8 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                 MARCH 31, 2003

  SHARES                          SECURITY                                                                              VALUE
==================================================================================================================================
COMMON STOCK -- 92.9%
AUTOS AND TRANSPORTATION -- 6.4%
      72,000     Arkansas Best Corp.*                                                                                  $ 1,830,240
      26,000     BorgWarner, Inc.                                                                                        1,243,840
      66,700     Cooper Tire & Rubber Co.                                                                                  813,740
     106,700     Kirby Corp.*                                                                                            2,624,820
     145,500     Navistar International Corp.*                                                                           3,580,755
     351,700     Sauer-Danfoss, Inc.                                                                                     2,792,498
     263,600     SkyWest, Inc.                                                                                           2,717,716
     131,000     Wabtec Corp.                                                                                            1,520,910
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,124,519
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 17.3%
      84,700     American Eagle Outfitters, Inc.*                                                                        1,229,759
     123,800     Benihana, Inc.*                                                                                         1,275,140
     106,000     The Buckle, Inc.*                                                                                       1,876,200
      59,700     Claire's Stores, Inc.                                                                                   1,409,517
     390,400     Concord Camera Corp.*                                                                                   1,955,904
     329,000     Cross Country, Inc.*                                                                                    3,783,500
     168,075     Dillard's, Inc.                                                                                         2,171,529
     180,800     Extended Stay America, Inc.*                                                                            1,826,080
     177,400     Furniture Brands International, Inc.*                                                                   3,469,944
      34,800     Harman International Industries, Inc.                                                                   2,038,236
     127,900     J. Jill Group Inc.*                                                                                     1,483,640
     350,900     Labor Ready, Inc.*                                                                                      2,000,130
     113,800     Learning Tree International, Inc.*                                                                      1,538,576
     135,900     The Neiman Marcus Group, Inc.*                                                                          3,939,741
      84,500     Renaissance Learning, Inc.*                                                                             1,489,735
     241,500     Steiner Leisure Ltd.*                                                                                   2,728,950
     209,400     Syms Corp.*                                                                                             1,643,790
     122,300     Tech Data Corp.*                                                                                        2,927,862
      84,700     The Timberland Co.*                                                                                     3,541,307
     168,385     United Stationers Inc.*                                                                                 3,595,020
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        45,924,560
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES -- 2.2%
     132,400     Interstate Bakeries Corp.                                                                               1,390,200
     296,600     The Pantry, Inc.*                                                                                       1,245,720
     155,000     Sensient Technologies Corp.                                                                             3,103,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,739,020
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 13.5%
      22,000     AMCORE Financial, Inc.                                                                                    478,940
      47,000     Bank of Hawaii Corp.                                                                                    1,447,600
     125,000     Banknorth Group, Inc.                                                                                   2,726,250
     115,200     The BISYS Group, Inc.                                                                                   1,880,064
      57,200     CCBT Financial Cos. Inc.                                                                                1,258,400
      98,600     Clark/Bardes, Inc.*                                                                                     1,179,256
      80,850     Columbia Banking System, Inc.*                                                                          1,111,688
      36,400     Corus Bankshares, Inc.                                                                                  1,452,724
      89,300     Cullen/Frost Bankers, Inc.                                                                              2,712,934
      71,900     Downey Financial Corp.                                                                                  2,833,579

                       SEE NOTES TO FINANCIAL STATEMENTS.


  9 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                      March 31, 2003

  SHARES                          SECURITY                                                                              VALUE
==================================================================================================================================
FINANCIAL SERVICES -- 13.5% (continued)
      88,600     First State Bancorp                                                                                   $ 1,895,154
      34,200     IBERIABANK Corp.                                                                                        1,391,940
     105,000     RLI Corp.                                                                                               2,821,350
     114,500     Scottish Annuity & Life Holding, Ltd.                                                                   1,994,590
      52,500     Seacoast Banking Corp.                                                                                  1,017,975
      28,140     Sterling Bancorp                                                                                          693,370
      46,600     Triad Guaranty Inc.*                                                                                    1,601,176
     124,900     Umpqua Holdings Corp.                                                                                   2,259,441
      64,800     Waddell & Reed Financial, Inc.                                                                          1,138,536
      76,200     Webster Financial Corp.                                                                                 2,676,144
      85,000     West Coast Bancorp, Inc.                                                                                1,209,550
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,780,661
----------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE -- 5.5%
      75,700     AMERIGROUP Corp.                                                                                        2,214,982
     141,100     Bentley Pharmaceuticals, Inc.*                                                                          1,131,622
      85,000     Health Net Inc.*                                                                                        2,275,450
     260,600     Hooper Holmes, Inc.                                                                                     1,303,000
      92,200     LifePoint Hospitals, Inc.*                                                                              2,315,142
      43,200     Millipore Corp.                                                                                         1,412,640
     112,500     National Dentex Corp.*                                                                                  2,059,875
     114,500     RehabCare Group, Inc.*                                                                                  2,043,825
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,756,536
----------------------------------------------------------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 13.4%
     128,700     Albany International Corp.                                                                              2,948,517
      89,000     AptarGroup, Inc.                                                                                        2,879,150
      95,000     Catellus Development Corp.*                                                                             1,995,000
      39,200     Centex Construction Products, Inc.                                                                      1,411,200
      16,930     CIRCOR International, Inc.                                                                                230,079
      56,000     Cleveland-Cliffs Inc.                                                                                   1,044,400
     221,400     CompX International Inc.                                                                                1,323,972
     118,800     Gibraltar Steel Corp.                                                                                   2,214,432
     100,400     Granite Construction Inc.                                                                               1,576,280
      90,600     Harsco Corp.                                                                                            2,762,394
     104,900     Insituform Technologies, Inc.*                                                                          1,410,905
     142,600     Kaydon Corp.                                                                                            2,683,732
      67,000     The Lubrizol Corp.                                                                                      2,010,670
      87,900     Mueller Industries, Inc.*                                                                               2,194,863
     218,000     Patrick Industries, Inc.                                                                                1,454,060
     171,900     Pope & Talbot, Inc.                                                                                     2,157,345
      20,000     Precision Castparts Corp.                                                                                 476,600
      42,000     Rogers Corp.*                                                                                           1,248,240
     201,100     Smurfit-Stone Container Corp.*                                                                          2,686,495
      34,100     SPS Technologies, Inc.*                                                                                   832,040
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,540,374
----------------------------------------------------------------------------------------------------------------------------------

OTHER ENERGY -- 2.3%
      33,628     Newfield Exploration Co.*                                                                               1,139,653
     155,000     Superior Energy Services, Inc.*                                                                         1,325,250
     195,333     XTO Energy, Inc.                                                                                        3,711,333
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,176,236
----------------------------------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.


 10 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2003

  SHARES                          SECURITY                                                                              VALUE
==================================================================================================================================
PRODUCER DURABLE -- 10.8%
     206,000     AGCO Corp.*                                                                                           $ 3,316,600
     109,000     Belden Inc.                                                                                             1,171,750
     244,300     Clayton Homes, Inc.                                                                                     2,697,072
      93,000     Cognex Corp.*                                                                                           1,968,810
     217,400     Crane Co.                                                                                               3,787,108
      88,000     Cummins Inc.                                                                                            2,164,800
      98,000     IDEX Corp.                                                                                              2,842,000
     107,000     Lindsay Manufacturing Co.                                                                               2,300,500
      50,500     Manitowoc Co., Inc.*                                                                                      848,905
     165,700     MTS Systems Corp.                                                                                       1,789,560
      66,100     Pentair, Inc.                                                                                           2,336,635
     115,900     Roper Industries, Inc.                                                                                  3,343,715
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,567,455
----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 7.8%
      16,000     Alexandria Real Estate Equities, Inc.                                                                     672,800
     109,100     American Land Lease, Inc.                                                                               1,625,590
      66,000     Cousins Properties, Inc.                                                                                1,706,100
      91,400     Developers Diversified Realty Corp.                                                                     2,207,310
      52,600     Duke Realty Corp.                                                                                       1,419,148
     245,300     Host Marriott Corp.*                                                                                    1,697,476
      52,300     iStar Financial Inc.                                                                                    1,525,591
     177,400     LaSalle Hotel Properties                                                                                2,119,930
      70,800     Liberty Property Trust                                                                                  2,216,040
     140,200     Mission West Properties Inc.                                                                            1,317,880
      56,900     Pan Pacific Retail Properties, Inc.                                                                     2,153,665
      66,500     SL Green Realty Corp.                                                                                   2,032,240
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,693,770
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- 9.2%
     202,300     3Com Corp.*                                                                                               997,339
      52,000     Amdocs Ltd.*                                                                                              690,560
      74,200     ANSYS, Inc.*                                                                                            1,777,090
      80,200     Bel Fuse Inc.                                                                                           1,612,020
      66,200     Black Box Corp.*                                                                                        1,961,506
     113,300     Catapult Communications Corp.*                                                                            720,588
     215,600     Electronics for Imaging, Inc.*                                                                          3,813,748
     124,600     Genesis Microchip Inc.*                                                                                 1,555,008
     282,900     I.D. Systems, Inc.*                                                                                     1,343,775
      94,000     J.D. Edwards & Co.*                                                                                     1,035,880
     110,750     JDA Software Group, Inc.*                                                                               1,119,682
     162,000     Lattice Semiconductor Corp.*                                                                            1,221,480
     283,000     Maxtor Corp.*                                                                                           1,593,290
     242,300     Moldflow Corp.*                                                                                         1,599,180
      73,100     NetScreen Technologies, Inc.*                                                                           1,226,618
     110,400     Rimage Corp.*                                                                                           1,003,536
     248,100     Sanmina-SCI Corp.*                                                                                      1,002,324
       4,200     Siliconix Inc.*                                                                                            99,960
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,373,584
----------------------------------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.


 11 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2003

  SHARES                          SECURITY                                                                              VALUE
==================================================================================================================================
UTILITIES -- 4.5%
      85,000     Cascade Natural Gas Corp.                                                                            $  1,649,000
     100,000     Citizens Communications Co.*                                                                              998,000
     168,100     El Paso Electric Co.                                                                                    1,815,480
      39,500     Energy East Corp.                                                                                         703,100
      42,500     MGE Energy, Inc.                                                                                        1,125,400
      36,900     Peoples Energy Corp.                                                                                    1,319,913
      30,000     Puget Energy, Inc.                                                                                        639,300
      14,000     Western Gas Resources, Inc.                                                                               455,700
      57,500     WGL Holdings Inc.                                                                                       1,523,175
      42,500     WPS Resources Corp.                                                                                     1,700,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,929,068
----------------------------------------------------------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Cost-- $245,527,277)                                                                                 246,605,783
==================================================================================================================================
CONVERTIBLE PREFERRED STOCK-- 0.9%
Consumer Staples-- 0.9%
      40,000     Suiza Capital Trust II, 5.500%, Trust Preferred Securities (Cost-- $1,546,000)                          2,255,000
==================================================================================================================================
      FACE
     AMOUNT                       SECURITY                                                                              VALUE
==================================================================================================================================
REPURCHASE AGREEMENT-- 6.2%
$ 16,544,000     Merrill Lynch & Co., Inc., 1.270% due 4/1/03; Proceeds at maturity-- $16,544,584;
                   (Fully collateralized by Federal Home Loan Bank, Federal Home Loan Mortgage Corp.,
                   Federal National Mortgage Association and U.S. Treasury Strips, 0.000% to 4.000%
                   due 6/19/03 to 5/15/18; Market value-- $16,913,183) (Cost-- $16,544,000)                             16,544,000
==================================================================================================================================
                 TOTAL INVESTMENTS-- 100%
                 (Cost-- $263,617,277**)                                                                              $265,404,783
==================================================================================================================================

 *   Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       SEE NOTES TO FINANCIAL STATEMENTS.


 12 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                                    MARCH 31, 2003
ASSETS:
     Investments, at value (Cost -- $263,617,277)                                                                   $ 265,404,783
     Cash                                                                                                                     994
     Receivable for Fund shares sold                                                                                      457,655
     Receivable for securities sold                                                                                       311,286
     Dividends and interest receivable                                                                                    307,992
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     266,482,710
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                                                     224,686
     Management fee payable                                                                                               170,362
     Payable for Fund shares purchased                                                                                    136,903
     Distribution fees payable                                                                                             67,867
     Accrued expenses                                                                                                     121,662
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                    721,480
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $265,761,230
==================================================================================================================================

NET ASSETS:
     Par value of capital shares                                                                                     $     18,854
     Capital paid in excess of par value                                                                              264,732,665
     Undistributed net investment income                                                                                  145,881
     Accumulated net realized loss from security transactions, options and futures contracts                             (923,676)
     Net unrealized appreciation of investments                                                                         1,787,506
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $265,761,230
==================================================================================================================================

SHARES OUTSTANDING:
     Class A                                                                                                            5,067,812
     -----------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                            7,609,456
     -----------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            6,176,512
     -----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                        $14.20
     -----------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                             $14.06
     -----------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                            $14.06
     -----------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value)                                                               $14.95
     -----------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)                                                               $14.20
==================================================================================================================================

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.



 13 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

STATEMENT OF OPERATIONS (UNAUDITED)                                                       FOR THE SIX MONTHS ENDED MARCH 31, 2003

INVESTMENT INCOME:
     Dividends                                                                                                       $  2,346,582
     Interest                                                                                                             119,627
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            2,466,209
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                                                                         1,114,322
     Management fee (Note 2)                                                                                            1,041,788
     Shareholder servicing fees                                                                                           169,617
     Shareholder communications                                                                                            58,124
     Registration fees                                                                                                     27,805
     Custody                                                                                                               19,749
     Audit and legal                                                                                                       12,090
     Directors' fees                                                                                                       10,462
     Other                                                                                                                  2,595
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,456,552
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                       9,657
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
     Realized Gain From:
        Security transactions (excluding short-term securities)                                                         1,768,091
        Options purchased                                                                                                 292,804
        Futures contracts                                                                                               1,043,650
----------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                                                                  3,104,545
----------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                                                             6,695,396
        End of period                                                                                                   1,787,506
----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED APPRECIATION                                                                           (4,907,890)
----------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, OPTIONS AND FUTURES CONTRACTS                                                                 (1,803,345)
----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                                $(1,793,688)
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


 14 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002
                                                                                                  2003                    2002
==================================================================================================================================
OPERATIONS:
     Net investment income                                                                    $      9,657           $     27,041
     Net realized gain (loss)                                                                    3,104,545               (291,158)
     Decrease in net unrealized appreciation                                                    (4,907,890)            (6,857,493)
----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                                     (1,793,688)            (7,121,610)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
     Net investment income                                                                              --               (687,564)
     Net realized gains                                                                         (3,960,432)            (4,971,603)
----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,960,432)            (5,659,167)
----------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                           25,871,005            154,625,380
     Net asset value of shares issued for reinvestment of dividends                              3,750,624              5,378,425
     Cost of shares reacquired                                                                 (34,523,542)           (76,613,356)
----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                             (4,901,913)            83,390,449
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                              (10,656,033)            70,609,672

NET ASSETS:
     Beginning of period                                                                       276,417,263            205,807,591
----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                           $265,761,230           $276,417,263
==================================================================================================================================
* Includes undistributed net investment income of:                                                $145,881               $136,224
==================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


 15 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Small Cap Value Fund ("Fund"), a separate investment Fund of the Smith Barney Investment Funds Inc. ("Series"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Series consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $18,506 and accumulated net realized loss of $986,638 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

 16 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended March 31, 2003, the Fund paid transfer agent fees of $138,831 to CTB.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended March 31, 2003, CGMand its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2003, CGM received sales charges of approximately $68,000 and $49,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended March 31, 2003, CDSCs paid to CGM were approximately:

                               CLASS A            CLASS B               CLASS L
================================================================================
CDSCs                          $1,000             $163,000              $9,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2003, total Distribution Plan Fees incurred by the Fund were:

                               CLASS A            CLASS B               CLASS L
================================================================================
Distribution Plan Fees         $91,576            $564,002             $458,744
================================================================================

All officers and one Director of the Series are employees of Citigroup or its affiliates.



 17 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 93,953,202
--------------------------------------------------------------------------------
Sales                                                               100,781,174
================================================================================

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 20,991,909
Gross unrealized depreciation                                       (19,204,403)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  1,787,506
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.


 18 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing call option is that the Fund is exposed to the risk of the market price of the underlying security increases.

During the six months ended March 31, 2003, the Fund did not enter into any written covered call or put option contracts.


6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Fund did not hold any futures contracts.


7. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $61,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.





 19 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

8. Distributions Paid to Shareholders by Class

                                   SIX MONTHS ENDED               YEAR ENDED
                                    MARCH 31, 2003            SEPTEMBER 30, 2002
================================================================================
Class A
Net investment income                 $       --                 $  510,106
Net realized gains                     1,027,798                  1,245,474
--------------------------------------------------------------------------------
Total                                 $1,027,798                 $1,755,580
================================================================================
Class B
Net investment income                 $       --                 $   91,375
Net realized gains                     1,614,901                  2,034,664
--------------------------------------------------------------------------------
Total                                 $1,614,901                 $2,126,039
================================================================================
Class L
Net investment income                 $       --                 $   86,083
Net realized gains                     1,317,733                  1,691,465
--------------------------------------------------------------------------------
Total                                 $1,317,733                 $1,777,548
================================================================================


9. Capital Shares

At March 31, 2003, the Series had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      SIX MONTHS ENDED                    YEAR ENDED
                                       MARCH 31, 2003                 SEPTEMBER 30, 2002
                                  ------------------------      ----------------------------
                                  SHARES          AMOUNT           SHARES         AMOUNT
============================================================================================
CLASS A
Shares sold                       697,111     $ 10,293,498       2,736,184    $ 46,717,673
Shares issued on reinvestment      64,745          972,468         106,282       1,676,062
Shares reacquired                (691,429)     (10,193,817)     (1,556,010)    (25,412,134)
--------------------------------------------------------------------------------------------
Net Increase                       70,427     $  1,072,149       1,286,456    $ 22,981,601
============================================================================================
CLASS B
Shares sold                       563,157     $  8,294,194       3,559,374    $ 60,837,939
Shares issued on reinvestment     101,740        1,514,905         126,536       1,995,473
Shares reacquired                (923,760)     (13,370,745)     (1,733,315)    (27,941,866)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)          (258,863)    $ (3,561,646)      1,952,595    $ 34,891,546
============================================================================================
CLASS L
Shares sold                       494,023     $  7,283,313       2,759,234    $ 47,069,768
Shares issued on reinvestment      84,839        1,263,251         108,237       1,706,890
Shares reacquired                (761,335)     (10,958,980)     (1,451,450)    (23,259,356)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)          (182,473)    $ (2,412,416)      1,416,021    $ 25,517,302
============================================================================================


 20 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CLASS A SHARES                                             2003(1)(2)       2002(2)        2001(2)        2000(2)       1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.45         $14.19          $14.85         $12.10          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                       0.04           0.09            0.20           0.16            0.15
   Net realized and unrealized gain (loss)                    (0.08)          0.64            0.27           2.78            0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           (0.04)          0.73            0.47           2.94            0.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         --          (0.14)          (0.18)         (0.19)             --
   Net realized gains                                         (0.21)         (0.33)          (0.95)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.21)         (0.47)          (1.13)         (0.19)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $14.20         $14.45          $14.19         $14.85          $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (0.37)%++       4.88%           3.26%         24.71%           6.14%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                            $71,979        $72,196         $52,670        $40,693         $37,308
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    1.20%+         1.18%           1.20%          1.28%           1.32%+
   Net investment income                                       0.58+          0.58            1.33           1.28            1.94+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          36%            49%             47%            48%              7%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


 21 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of capital stock outstanding throughout each year ended September
30, unless otherwise noted:

CLASS B SHARES                                             2003(1)(2)        2002(2)        2001(2)        2000(2)       1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.35         $14.10          $14.76         $12.05          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                               (0.01)         (0.03)           0.08           0.07            0.09
   Net realized and unrealized gain (loss)                    (0.07)          0.63            0.28           2.76            0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           (0.08)          0.60            0.36           2.83            0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         --          (0.02)          (0.07)         (0.12)             --
   Net realized gains                                         (0.21)         (0.33)          (0.95)         --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.21)         (0.35)          (1.02)         (0.12)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $14.06         $14.35          $14.10         $14.76          $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (0.65)%++       4.03%           2.52%         23.70%           5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                           $106,967       $112,946         $83,426        $65,125         $60,620
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    1.97%+         1.94%           1.97%          2.04%           2.08%+
   Net investment income (loss)                               (0.19)+        (0.19)           0.56           0.52            1.19+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          36%            49%             47%            48%              7%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


 22 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of capital stock outstanding throughout each year ended September
30, unless otherwise noted:

CLASS L SHARES                                             2003(1)(2)        2002(2)        2001(2)        2000(2)       1999(2)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.35         $14.10          $14.76         $12.05          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                               (0.01)         (0.03)           0.08           0.07            0.09
   Net realized and unrealized gain (loss)                    (0.07)          0.63            0.28           2.76            0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           (0.08)          0.60            0.36           2.83            0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         --          (0.02)          (0.07)         (0.12)             --
   Net realized gains                                         (0.21)         (0.33)          (0.95)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.21)         (0.35)          (1.02)         (0.12)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $14.06         $14.35          $14.10         $14.76          $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (0.65)%++       4.04%           2.52%         23.70%           5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                            $86,815        $91,275         $69,712        $46,299         $43,212
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    1.98%+         1.94%           1.96%          2.04%           2.08%+
   Net investment income (loss)                               (0.21)+        (0.19)           0.55           0.52            1.20+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          36%            49%             47%            48%              7%
====================================================================================================================================

(1)  For the six months ended March 31, 2003 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 23 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Semi-Annual Report to Shareholders

                      (This page intentionally left blank.)

SMITH BARNEY
SMALL CAP VALUE FUND



    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    R. Jay Gerken, Chairman
    Frank G. Hubbard
    Jerome H. Miller
    Ken Miller


    OFFICERS
    R. Jay Gerken
    President and Chief
    Executive Officer


    Lewis E. Daidone
    Senior Vice President and
    Chief Administrative Officer


    Richard L. Peteka
    Chief Financial Officer
    and Treasurer


    John G. Goode
    Vice President and
    Investment Officer


    Peter J. Hable
    Vice President and
    Investment Officer


    Thomas B. Driscoll
    Investment Officer


    Kaprel Ozsolak
    Controller


    Christina T. Sydor
    Secretary



    INVESTMENT MANAGER
    Smith Barney Fund
      Management LLC


    DISTRIBUTOR
    Citigroup Global Markets Inc.


    CUSTODIAN
    State Street Bank and
      Trust Company


    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY SMALL CAP VALUE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004



For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01653  5/03                          03-4848

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                               GROUP SPECTRUM FUND
           -----------------------------------------------------------

              CLASSIC SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Capital Markets Inc.

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTOS OMITTED]  ALAN SHAW
                  LOUISE YAMADA
                  Technical Research
                  Team Leaders

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o March 31, 2003

SMITH BARNEY
GROUP SPECTRUM FUND

--------------------------------------------------------------------------------
ALAN SHAW
--------------------------------------------------------------------------------

Beginning his career over 44 years ago, Alan became involved in technical analysis around 1960 and served as Research Director at Harris Upham before its merger with Smith Barney in 1976. Since then, he has played an integral role in Smith Barney's Equity Research Department, as a Managing Director and Manager of Technical Research, representing a 44-year commitment to the organization.

--------------------------------------------------------------------------------
LOUISE YAMADA
--------------------------------------------------------------------------------

Louise Yamada's over 21 year career with Smith Barney is equally illustrious. She also plays an integral role in Smith Barney as a Managing Director and Manager of the Technical Research team that has been ranked number one for two straight years by Instutional Investor magazine, with Louise taking the number one spot in 2001.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Smith Barney Group Spectrum Fund seeks capital appreciation. The Fund seeks to outperform the S&P 500 Index by investing in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire S&P 500 Index.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
October 30, 2000

TECHNICAL RESEARCH
TEAM LEADER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
Alan Shaw                                                               44 years
Louise Yamada                                                           21 years

                                       CLASS A         CLASS B       CLASS L
--------------------------------------------------------------------------------
NASDAQ                                  SGSAX           SGSBY         SGTLY
--------------------------------------------------------------------------------
INCEPTION                             10/30/00        10/30/00      10/30/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of March 31, 2003*

                                                  Without Sales Charges(1)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
Six Months+                                  (6.23)%       (6.70)%       (6.57)%
--------------------------------------------------------------------------------
One Year                                    (20.02)       (20.76)       (20.65)
--------------------------------------------------------------------------------
Since Inception++                           (17.08)       (17.74)       (17.70)
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
Six Months+                                 (10.96)%      (11.37)%       (8.47)%
--------------------------------------------------------------------------------
One Year                                    (24.05)       (24.72)       (22.22)
--------------------------------------------------------------------------------
Since Inception++                           (18.82)       (18.77)       (18.05)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is October 30, 2000.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
  Group Spectrum Fund .....................................................    1

Letter From the Chairman ..................................................    2

Manager Overview ..........................................................    3

Fund at a Glance ..........................................................    5

Historical Performance ....................................................    6

Value of $10,000 ..........................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   16

Statement of Operations ...................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   23

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Capital Markets Inc.

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                              GROUP SPECTRUM FUND
================================================================================

For many years, Alan Shaw, Louise Yamada and the Smith Barney Technical Research team have maintained an allocation model that tracks each of the sectors included in the S&P 500 Index.(1) This model, known as the Group Spectrum Allocation Model ("Allocation Model"), employs technical analysis to analyze the sectors and compile a buy, hold, avoid or sell recommendation for each.

[CLIP ART] -- Try to Pick the Best

In contrast to an allocation strategy that may seem, at best, a weakened imitation of the S&P 500 Index, the Group Spectrum team's top picks are sectors they really like. For instance, if a sector of the S&P 500 Index is rated a "buy," the Allocation Model requires more than two times a market weight in that sector. The team is passionate when it picks groups to invest in; for them, it's take a sizeable position or don't invest. Of course this doesn't mean that their picks are always right.

[CLIP ART] -- Try to Avoid the Rest

As a rule, the model does not rate more than 50% of the S&P 500 Index's weight as a "buy" or "hold." Favoring any more than half of the index would mean that the Allocation Model's performance would correspond too closely to the performance of the S&P 500 Index. The Allocation Model's mission is to perform better than the S&P500 Index, not match it.

[CLIP ART] -- Portfolio Manager - Driven Funds -- The Classic Series

The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

[CLIP ART] -- A Distinguished History of Managing Your Serious Money

Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

----------
(1) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


1  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
                            LETTER FROM THE CHAIRMAN

================================================================================

[PHOTO OMITTED]

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

Dear Shareholder,

We can't blame investors for feeling discouraged these days. The bear market that began three years ago has directly impacted many investors and clearly demonstrated that investing always involves a degree of risk. For many people whose first experience with investing was during the exuberant bull market of the 1990s, this was both a costly and painful lesson.

Clearly, there are valid reasons for the current pessimistic climate: the situation in the Middle East, the threat of terrorism at home, the dubious strength of corporate earnings, and concerns over consumer spending, to name just a few.

Yet, a brief look at our history shows that, despite the saizable problem we face today, times have been worse. During the Great Depression, long bread lines formed in every major U.S. city. In 1962, the U.S. and the Soviet Union were on the brink of a nuclear conflict over Cuba. In 1973-74, the President of the United States resigned in disgrace and the Vietnam War tore the country apart, while the oil crisis resulted in cars lining up to buy precious allotments of gasoline.

Eventually, a stronger economy emerged from each of these crises.

The road to economic recovery will not be smooth, but we firmly believe that we are on the way. U.S. authorities have already forcefully dealt with the corporate malfeasance that eroded investor confidence last year. The pervasive bad geopolitical news has largely been reflected in more reasonable equity valuations. The Federal Reserve(i) has cut short-term interest rates to their lowest levels in 40 years to promote consumer and corporate spending and we expect that an economic stimulus package will wind its way through Congress this year.

Yet no matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

      o First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

      o Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial advisor can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Thank you especially for sticking with us through this very difficult bear market. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


2  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the six months ended March 31, 2003, the Smith Barney Group Spectrum Fund's ("Fund") Class A shares, without sales charges, returned -6.23%. The Fund performed worse than its unmanaged benchmark the S&P 500 Index,(ii) which returned 5.01% for the same period. It also underperformed its Lipper peer group of large-cap core funds, which returned 3.30% for the same period.(1)

The Fund uses a technical allocation model to guide the Fund's investment strategy. The model tracks more than 100 sub-industries that comprise the S&P 500 Index and employs technical analysis of each sub-industry in compiling a buy, hold or sell recommendation for each sub-industry.

Several conditions contributed to the Fund's underperformance over the period. First, the equity markets lacked consistent sector leadership, which resulted in a high rate of sector rotation. Therefore, we had a smaller window of opportunity to enter and exit each sector in a timely fashion to capture the move. Second, according to our technical model, only 34% of the sectors included in the S&P 500 Index capitalization weight looked technically attractive on average, well below the 50% or more level we believe is needed to indicate a consistent, sustainable outperformance trend. Third, the period was marked by frequent but sharp and short rallies that would wax and wane faster than the ability of the Fund's technical discipline to capture them before a new sector rotated into the outperformance lead.

The Fund's late participation in the Diversified Financial Services sub-industry contributed to its relative underperformance for the period. The Diversified Financial Services sub-industry experienced a strong advance off of its previous lows in October, but did not show relative strength stabilization until late November, when we were then able to participate based on our technical model. The Pharmaceuticals sub-industry had the most positive contribution to the Fund's performance during the period. Although significant gains were not achieved, Pharmaceuticals was one of the few heavily weighted S&P 500 Index sub-industries that recorded stable relative outperformance throughout the period.

Market and Fund Overview

The challenging bear market environment of the past three years stretched to a new low for the equity markets in October 2002. From then-to-present the markets have traced an erratic sideways trail with many individual stocks achieving new lows in March 2003.

The Fund held fairly high cash positions through the declining periods, because there were fewer outperforming sectors and, therefore, fewer areas in which to participate. The average cash position in the technical model (to which the Fund is managed) for the period was 24%. Within the sectors there has been a lack of homogeneity. Some component stocks have looked technically attractive, while others have not. In the outperforming sectors, companies that carry a heavier capitalization weight have been responsible for the attractive profile. But if the smaller-weighted stocks do poorly, the sector may carry less absolute reward. This behavior is more characteristic of a bear market than of a bull market in which sector components generally move more in tandem. Many of the outperforming sectors achieved their relative strength by declining less than the overall market did. Continuing sector rotation resulted in more shifts than normally would occur in a more consistent market over time.

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among 1,035 funds in the large-cap core fund category with reinvestment of dividends and capital gains excluding sales charges.


3  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

From the high cash position built up prior to the October 2002 low, as the market stabilized, the Fund moved into the Pharmaceuticals sub-industry and in November added the outperforming Technology sub-industries which have remained buoyant. Cash began to rise again as fewer sectors looked attractive going into the December-January 2003 period, protecting against the imminent sell-off that ensued into the March low. Once again, as the period ended, we put cash to work in growingly attractive sectors, including select Healthcare sub-industries.

Outlook

While it is premature to suggest that equities have seen their final bear market low, the period is ending with an effort toward stabilization, a trend we have observed based on the sideways price movement of the equity markets.

As a result, we expect that as more sectors present improving technical profiles, the Fund will continue to use its cash to participate in that strength. In the event of any renewed market weakness, the cash portion will build again, providing a defensive cushion. Should a more sustained advance take place, the sector outperformance leadership that would emerge in place of the rapid sector rotations we have seen during the period should enable the Fund to capture an extended trend of outperformance.

Thank you for your investment in the Smith Barney Group Spectrum Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Alan Shaw                   /s/ Louise Yamada           /s/ Kevin Kopczynski


Alan Shaw                       Louise Yamada               Kevin Kopczynski
Technical Research              Technical Research          Vice President and
Team Leader                     Team Leader                 Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Federal Reserve is responsible for the formulation of a policy designed to promote ecomonic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


4  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
            Smith Barney Group Spectrum Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Exxon Mobil Corp. ...................................................   6.8%

 2. Microsoft Corp. .....................................................   5.8

 3. Wal-Mart Stores, Inc. ...............................................   5.4

 4. General Electric Co. ................................................   5.2

 5. Amgen Inc. ..........................................................   3.9

 6. Pfizer Inc. .........................................................   3.4

 7. Johnson & Johnson ...................................................   3.1

 8. Medtronic, Inc. .....................................................   2.9

 9. Cisco Systems, Inc. .................................................   2.6

10. International Business Machines Corp. ...............................   2.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                      5.4%   Biotechnology
                      5.1%   Computer - Hardware
                      3.6%   Electric Utilities
                      6.6%   General Merchandise Stores
                      7.9%   Healthcare - Equipment
                      6.8%   Industrial - Conglomerates
                     10.5%   Oil and Gas - Integrated
                     14.6%   Pharmaceuticals
                      3.9%   Semiconductors
                      7.6%   Systems Software
                     28.0%   Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                     27.3%   Repurchase Agreements
                     72.7%   Common Stock

* All information is as of March 31, 2003. Please note that Fund's holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


5  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                              Net Asset Value
                         ------------------------
                          Beginning        End          Income         Total
Period Ended              of Period     of Period      Dividends     Return(1)+
================================================================================
3/31/03                    $ 7.71         $7.23          $0.00        (6.23)%++
--------------------------------------------------------------------------------
9/30/02                      9.16          7.71           0.00       (15.83)
--------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40          9.16           0.03       (19.43)++
================================================================================
Total                                                    $0.03
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                              Net Asset Value
                         ------------------------
                          Beginning        End          Income         Total
Period Ended              of Period     of Period      Dividends     Return(1)+
================================================================================
3/31/03                    $ 7.61         $7.10          $0.00        (6.70)%++
--------------------------------------------------------------------------------
9/30/02                      9.11          7.61           0.00       (16.47)
--------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40          9.11           0.02       (19.97)++
================================================================================
Total                                                    $0.02
================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                              Net Asset Value
                         ------------------------
                          Beginning        End          Income         Total
Period Ended              of Period     of Period      Dividends     Return(1)+
================================================================================
3/31/03                    $ 7.61         $7.11          $0.00        (6.57)%++
--------------------------------------------------------------------------------
9/30/02                      9.11          7.61           0.00       (16.47)
--------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40          9.11           0.02       (19.97)++
================================================================================
Total                                                    $0.02
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


6  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Six Months Ended 3/31/03++                (6.23)%         (6.70)%        (6.57)%
--------------------------------------------------------------------------------
Year Ended 3/31/03                       (20.02)         (20.76)        (20.65)
--------------------------------------------------------------------------------
Inception* through 3/31/03               (17.08)         (17.74)        (17.70)
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Six Months Ended 3/31/03++               (10.96)%        (11.37)%        (8.47)%
--------------------------------------------------------------------------------
Year Ended 3/31/03                       (24.05)         (24.72)        (22.22)
--------------------------------------------------------------------------------
Inception* through 3/31/03               (18.82)         (18.77)        (18.05)
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 3/31/03)                           (36.40)%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                           (37.63)
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/03)                           (37.54)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Inception date for Class A, B and L shares is October 30, 2000.


7  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class A, B and L Shares of the Smith Barney Group Spectrum Fund vs. S&P 500 Index
--------------------------------------------------------------------------------
                           October 2000 -- March 2003

   [The following table was depicted as a line chart in the printed material.]

                Smith Barney Group Spectrum    Smith Barney Group Spectrum    Smith Barney Group Spectrum    S&P 500
                   Fund - Class A Shares          Fund - Class B Shares          Fund - Class L Shares        Index
                   ---------------------          ---------------------          ---------------------       -------
Oct 30, 2000               9500                            10000                          9896                10000
    Mar 2001               8507                             8926                          8833                 8160
    Sep 2001               7654                             8003                          7920                 7370
    Mar 2002               7554                             7871                          7789                 8180
    Sep 2002               6443                             6685                          6616                 5862
Mar 31, 2003               6042                             6051                          6181                 6156

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on October 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through March 31, 2003. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


8  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                               March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
COMMON STOCK -- 72.7%
Application Software -- 0.5%
       2,602     Autodesk, Inc.                                                $     39,707
       3,908     Citrix Systems, Inc.*                                               51,429
       8,640     Compuware Corp.*                                                    29,290
       3,270     Electronic Arts, Inc.*                                             191,753
       4,701     Intuit Inc.*                                                       174,877
       1,930     Mercury Interactive Corp.*                                          57,282
       6,001     Parametric Technology Corp.*                                        13,022
       7,153     PeopleSoft, Inc.*                                                  109,441
      11,074     Siebel Systems, Inc.*                                               88,703
-------------------------------------------------------------------------------------------
                                                                                    755,504
-------------------------------------------------------------------------------------------
Biotechnology -- 3.9%
      73,237     Amgen Inc.*                                                      4,214,789
       8,482     Biogen, Inc.*                                                      254,121
      10,639     Chiron Corp.*                                                      398,963
      12,209     Genzyme Corp. - General Division*                                  445,018
      14,312     MedImmune, Inc.*                                                   469,863
-------------------------------------------------------------------------------------------
                                                                                  5,782,754
-------------------------------------------------------------------------------------------
Broadcasting and Cable TV -- 2.3%
      22,696     Clear Channel Communications, Inc.*                                769,848
      85,491     Comcast Corp., Class A Shares*                                   2,444,188
       8,486     Univision Communications Inc., Class A Shares*                     207,992
-------------------------------------------------------------------------------------------
                                                                                  3,422,028
-------------------------------------------------------------------------------------------
Casinos and Gaming -- 0.2%
       2,919     Harrah's Entertainment, Inc.*                                      104,208
       2,218     International Game Technology*                                     181,654
-------------------------------------------------------------------------------------------
                                                                                    285,862
-------------------------------------------------------------------------------------------
Commercial Services - Diversified -- 0.7%
       4,380     Apollo Group, Inc., Class A Shares*                                218,562
      25,887     Cendant Corp.*                                                     328,765
       4,279     Cintas Corp.                                                       140,779
       1,551     Deluxe Corp.                                                        62,242
       3,575     Equifax Inc.                                                        71,464
       4,489     H&R Block, Inc.                                                    191,635
-------------------------------------------------------------------------------------------
                                                                                  1,013,447
-------------------------------------------------------------------------------------------
Computer and Electronics - Retail -- 0.3%
       9,070     Best Buy Co., Inc.*                                                244,618
       5,935     Circuit City Stores, Inc.                                           30,862
       4,748     RadioShack Corp.                                                   105,833
-------------------------------------------------------------------------------------------
                                                                                    381,313
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


9  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Computer - Hardware -- 3.7%
       7,386     Apple Computer, Inc.*                                         $    104,438
      52,810     Dell Computer Corp.*                                             1,442,241
       6,635     Gateway, Inc.*                                                      15,659
      62,499     Hewlett-Packard Co.                                                971,859
      34,605     International Business Machines Corp.                            2,714,070
       1,997     NCR Corp.*                                                          36,625
      65,416     Sun Microsystems, Inc.*                                            213,256
-------------------------------------------------------------------------------------------
                                                                                  5,498,148
-------------------------------------------------------------------------------------------
Computer - Storage and Peripherals -- 0.9%
     108,288     EMC Corp.*                                                         782,922
       6,199     Lexmark International, Inc.*                                       415,023
      16,704     Network Appliance, Inc.*                                           186,918
-------------------------------------------------------------------------------------------
                                                                                  1,384,863
-------------------------------------------------------------------------------------------
Construction and Engineering -- 0.1%
       4,031     Fluor Corp.                                                        135,764
       3,215     McDermott International, Inc.*                                       9,324
-------------------------------------------------------------------------------------------
                                                                                    145,088
-------------------------------------------------------------------------------------------
Construction and Farm Machinery -- 1.1%
      15,570     Caterpillar Inc.                                                   766,044
       1,877     Cummins Inc.                                                        46,174
      10,824     Deere & Co.                                                        424,950
       3,086     Navistar International Corp.*                                       75,946
       5,242     PACCAR Inc.                                                        263,515
-------------------------------------------------------------------------------------------
                                                                                  1,576,629
-------------------------------------------------------------------------------------------
Distillers and Vintners -- 0.2%
       3,084     Brown-Forman Corp., Class B Shares                                 237,160
-------------------------------------------------------------------------------------------
Electric Utilities -- 2.6%
       2,783     Allegheny Energy, Inc.*                                             17,282
       3,500     Ameren Corp.                                                       136,675
       8,554     American Electric Power Co., Inc.                                  195,459
       6,695     CenterPoint Energy, Inc.                                            47,200
       3,703     Cinergy Corp.                                                      124,606
       3,169     CMS Energy Corp.*                                                   13,975
       4,699     Consolidated Edison, Inc.                                          180,771
       3,624     Constellation Energy Group, Inc.                                   100,494
       6,758     Dominion Resources, Inc.                                           374,190
       3,684     DTE Energy Co.                                                     142,387
       7,167     Edison International*                                               98,116
       4,884     Entergy Corp.                                                      235,165
       7,105     Exelon Corp.                                                       358,163
       6,547     FirstEnergy Corp.                                                  206,231
       4,015     FPL Group, Inc.                                                    236,604
       8,966     PG&E Corp.*                                                        120,593
       2,003     Pinnacle West Capital Corp.                                         66,580
       3,617     PPL Corp.                                                          128,801

                       See Notes to Financial Statements.


10  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Electric Utilities -- 2.6% (continued)
       5,218     Progress Energy, Inc.                                         $    204,285
       4,893     Public Service Enterprise Group Inc.                               179,524
      15,696     The Southern Co.                                                   446,394
       3,864     TECO Energy, Inc.                                                   41,074
       7,086     TXU Corp.                                                          126,485
       8,771     Xcel Energy, Inc.*                                                 112,357
-------------------------------------------------------------------------------------------
                                                                                  3,893,411
-------------------------------------------------------------------------------------------
Electrical Components and Equipment -- 0.6%
       5,970     American Power Conversion Corp.*                                    85,013
       2,838     Cooper Industries, Ltd.                                            101,345
      12,814     Emerson Electric Co.                                               581,115
       2,447     Power-One, Inc.*                                                    10,767
       5,652     Rockwell Automation, Inc.                                          116,996
       1,785     Thomas & Betts Corp.*                                               25,311
-------------------------------------------------------------------------------------------
                                                                                    920,547
-------------------------------------------------------------------------------------------
Footwear -- 0.6%
      15,058     NIKE, Inc., Class B Shares                                         774,282
       3,422     Reebok International Ltd.*                                         112,413
-------------------------------------------------------------------------------------------
                                                                                    886,695
-------------------------------------------------------------------------------------------
Forest Products -- 0.2%
       2,723     Louisiana-Pacific Corp.*                                            21,593
       5,672     Weyerhaeuser Co.                                                   271,292
-------------------------------------------------------------------------------------------
                                                                                    292,885
-------------------------------------------------------------------------------------------
Gas Utilities -- 0.3%
       3,299     KeySpan Corp.                                                      106,393
       2,572     Kinder Morgan, Inc.                                                115,740
         928     Nicor Inc.                                                          25,353
       5,249     NiSource Inc.                                                       95,532
         764     Peoples Energy Corp.                                                27,328
       4,346     Sempra Energy                                                      108,476
-------------------------------------------------------------------------------------------
                                                                                    478,822
-------------------------------------------------------------------------------------------
General Merchandise Stores -- 4.8%
       2,927     Big Lots, Inc.*                                                     32,929
      11,489     Costco Wholesale Corp.*                                            345,015
       8,401     Dollar General Corp.                                               102,576
       4,335     Family Dollar Stores, Inc.                                         133,865
      22,907     Target Corp.                                                       670,259
     111,261     Wal-Mart Stores, Inc.                                            5,788,910
-------------------------------------------------------------------------------------------
                                                                                  7,073,554
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


11  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Healthcare - Equipment -- 5.8%
      12,029     Applera Corp. - Applied Biosystems Group                      $    190,419
      34,074     Baxter International Inc.                                          635,139
      14,628     Becton, Dickinson & Co.                                            503,788
      14,872     Biomet, Inc.                                                       455,827
      23,423     Boston Scientific Corp.*                                           954,721
       2,982     C.R. Bard, Inc.                                                    188,045
      17,637     Guidant Corp.*                                                     638,459
      70,041     Medtronic, Inc.                                                  3,160,250
      10,197     St. Jude Medical, Inc.*                                            497,104
      11,369     Stryker Corp.                                                      780,482
      11,201     Zimmer Holdings, Inc.*                                             544,705
-------------------------------------------------------------------------------------------
                                                                                  8,548,939
-------------------------------------------------------------------------------------------
Healthcare - Supplies -- 0.0%
         952     Bausch & Lomb Inc.                                                  31,311
         877     Millipore Corp.*                                                    28,678
-------------------------------------------------------------------------------------------
                                                                                     59,989
-------------------------------------------------------------------------------------------
Homebuilding -- 0.1%
       1,595     Centex Corp.                                                        86,704
       1,256     KB HOME                                                             57,085
       1,582     Pulte Homes, Inc.                                                   79,337
-------------------------------------------------------------------------------------------
                                                                                    223,126
-------------------------------------------------------------------------------------------
Industrial - Conglomerates -- 5.0%
       8,611     3M Co.                                                           1,119,688
     219,604     General Electric Co.                                             5,599,902
       3,000     Textron, Inc.                                                       82,380
      44,050     Tyco International Ltd.                                            566,483
-------------------------------------------------------------------------------------------
                                                                                  7,368,453
-------------------------------------------------------------------------------------------
Industrial - Machinery -- 0.9%
       1,344     Crane Co.                                                           23,412
       3,440     Danaher Corp.                                                      226,214
       4,567     Dover Corp.                                                        110,613
       1,601     Eaton Corp.                                                        111,990
       6,939     Illinois Tool Works Inc.                                           403,503
       3,821     Ingersoll-Rand Co.                                                 147,452
       2,085     ITT Industries, Inc.                                               111,360
       2,790     Pall Corp.                                                          55,800
       2,681     Parker-Hannifin Corp.                                              103,862
-------------------------------------------------------------------------------------------
                                                                                  1,294,206
-------------------------------------------------------------------------------------------
Internet - Retail -- 1.0%
      17,602     eBay Inc.*                                                       1,501,275
-------------------------------------------------------------------------------------------
Internet - Software and Services -- 0.5%
      28,853     Yahoo! Inc.*                                                       693,049
-------------------------------------------------------------------------------------------
Leisure Products -- 0.5%
       5,163     Brunswick Corp.                                                     98,097
       9,919     Hasbro, Inc.                                                       137,775
      25,045     Mattel, Inc.                                                       563,513
-------------------------------------------------------------------------------------------
                                                                                    799,385
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Metal and Glass Containers -- 0.1%
       1,403     Ball Corp.                                                    $     78,147
       3,912     Pactiv Corp.*                                                       79,414
-------------------------------------------------------------------------------------------
                                                                                    157,561
-------------------------------------------------------------------------------------------
Metals and Mining - Diversified -- 0.4%
       3,950     Freeport-McMoRan Copper & Gold, Inc., Class B Shares                67,348
      15,662     Newmont Mining Corp.                                               409,561
       2,436     Phelps Dodge Corp.*                                                 79,121
-------------------------------------------------------------------------------------------
                                                                                    556,030
-------------------------------------------------------------------------------------------
Networking Equipment -- 1.9%
      11,158     Avaya Inc.*                                                         22,762
     212,924     Cisco Systems, Inc.*                                             2,763,754
-------------------------------------------------------------------------------------------
                                                                                  2,786,516
-------------------------------------------------------------------------------------------
Office Electronics -- 0.2%
      35,931     Xerox Corp.*                                                       312,600
-------------------------------------------------------------------------------------------
Oil and Gas - Drilling -- 0.6%
       7,005     Nabors Industries, Ltd.*                                           279,289
       6,477     Noble Corp.*                                                       203,507
       4,527     Rowan Cos., Inc.*                                                   89,001
      15,450     Transocean Inc.*                                                   315,953
-------------------------------------------------------------------------------------------
                                                                                    887,750
-------------------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.7%
       7,407     Baker Hughes Inc.                                                  221,692
       3,469     BJ Services Co.*                                                   119,299
       9,595     Halliburton Co.                                                    198,904
      12,801     Schlumberger Ltd.                                                  486,566
-------------------------------------------------------------------------------------------
                                                                                  1,026,461
-------------------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.8%
      12,223     Anadarko Petroleum Corp.                                           556,147
       7,860     Apache Corp.                                                       485,249
       9,898     Burlington Resources Inc.                                          472,234
       7,702     Devon Energy Corp.                                                 371,390
       5,680     EOG Resources, Inc.                                                224,701
       4,934     Kerr-McGee Corp.                                                   200,370
      12,679     Unocal Corp.                                                       333,584
-------------------------------------------------------------------------------------------
                                                                                  2,643,675
-------------------------------------------------------------------------------------------
Oil and Gas - Integrated -- 7.6%
       2,786     Amerada Hess Corp.                                                 123,308
      33,189     ChevronTexaco Corp.                                              2,145,669
      21,030     ConocoPhillips                                                   1,127,208
     209,077     Exxon Mobil Corp.                                                7,307,241
       9,699     Marathon Oil Corp.                                                 232,485
      11,742     Occidental Petroleum Corp.                                         351,790
-------------------------------------------------------------------------------------------
                                                                                 11,287,701
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


13  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Oil and Gas - Refining and Marketing -- 0.2%
       3,724     Ashland Inc.                                                  $    110,491
       4,143     Sunoco, Inc.                                                       151,510
-------------------------------------------------------------------------------------------
                                                                                    262,001
-------------------------------------------------------------------------------------------
Personal Products -- 1.3%
       2,280     Alberto-Culver Co., Class B Shares                                 112,358
       9,189     Avon Products, Inc.                                                524,232
      40,774     The Gillette Co.                                                 1,261,548
-------------------------------------------------------------------------------------------
                                                                                  1,898,138
-------------------------------------------------------------------------------------------
Pharmaceuticals -- 10.6%
      30,184     Abbott Laboratories                                              1,135,220
       2,511     Allergan, Inc.                                                     171,275
      37,398     Bristol-Myers Squibb Co.                                           790,220
      21,688     Eli Lilly & Co.                                                  1,239,469
       7,024     Forest Laboratories, Inc.*                                         379,085
      57,352     Johnson & Johnson                                                3,318,960
       4,648     King Pharmaceuticals, Inc.*                                         55,451
      43,354     Merck & Co. Inc.                                                 2,374,932
     118,971     Pfizer Inc.                                                      3,707,136
      24,962     Pharmacia Corp.                                                  1,080,855
      28,315     Schering-Plough Corp.                                              504,856
       2,064     Watson Pharmaceuticals, Inc.*                                       59,381
      25,594     Wyeth                                                              967,965
-------------------------------------------------------------------------------------------
                                                                                 15,784,805
-------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.5%
       2,256     Apartment Investment & Management Co.                               82,299
       9,902     Equity Office Properties Trust                                     252,006
       6,515     Equity Residential                                                 156,816
       4,446     Plum Creek Timber Co., Inc.                                         95,989
       4,436     Simon Property Group, Inc.                                         158,942
-------------------------------------------------------------------------------------------
                                                                                    746,052
-------------------------------------------------------------------------------------------
Semiconductors -- 2.8%
       7,077     Advanced Micro Devices, Inc.*                                       43,736
       7,882     Altera Corp.*                                                      106,722
       7,505     Analog Devices, Inc.*                                              206,388
       6,263     Applied Micro Circuits Corp.*                                       20,417
       5,684     Broadcom Corp., Class A Shares*                                     70,197
     136,511     Intel Corp.                                                      2,222,399
       6,446     Linear Technology Corp.                                            198,988
       7,662     LSI Logic Corp.*                                                    34,632
       6,658     Maxim Integrated Products, Inc.                                    240,487
      12,519     Micron Technology, Inc.*                                           101,905
       3,751     National Semiconductor Corp.*                                       63,917
       3,248     NVIDIA Corp.*                                                       41,737
       3,450     PMC-Sierra, Inc.*                                                   20,528
       1,933     QLogic Corp.*                                                       71,792
      35,668     Texas Instruments Inc.                                             583,885
       6,952     Xilinx, Inc.*                                                      162,746
-------------------------------------------------------------------------------------------
                                                                                  4,190,476
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


14  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2003
================================================================================

  SHARES                              SECURITY                                     VALUE
===========================================================================================
Systems Software -- 5.6%
       5,553     Adobe Systems Inc.                                            $    171,199
       5,606     BMC Software, Inc.*                                                 84,595
      13,812     Computer Associates International, Inc.                            188,672
     257,168     Microsoft Corp.                                                  6,226,037
       8,849     Novell, Inc.*                                                       19,025
     126,623     Oracle Corp.*                                                    1,373,733
       9,891     VERITAS Software Corp.*                                            173,884
-------------------------------------------------------------------------------------------
                                                                                  8,237,145
-------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.1%
      18,130     ADC Telecommunications, Inc.*                                       37,348
       2,223     Andrew Corp.*                                                       12,227
       9,802     CIENA Corp.*                                                        42,835
       4,245     Comverse Technology, Inc.*                                          48,011
      27,107     Corning Inc.*                                                      158,305
      32,007     JDS Uniphase Corp.*                                                 91,220
      88,449     Lucent Technologies Inc.*                                          130,020
      52,035     Motorola, Inc.                                                     429,809
      17,840     QUALCOMM Inc.                                                      643,310
       3,457     Scientific-Atlanta, Inc.                                            47,499
       9,317     Tellabs, Inc.*                                                      53,945
-------------------------------------------------------------------------------------------
                                                                                  1,694,529
-------------------------------------------------------------------------------------------
Wireless Telecommunications Services -- 0.5%
      62,912     AT&T Wireless Services Inc.*                                       415,219
      22,366     Nextel Communications, Inc.*                                       299,481
      23,201     Sprint Corp. - PCS Group*                                          101,156
-------------------------------------------------------------------------------------------
                                                                                    815,856
-------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $106,898,581)                                         107,804,428
===========================================================================================

  FACE
  AMOUNT                              SECURITY                                     VALUE
===========================================================================================
REPURCHASE AGREEMENTS -- 27.3%
 $ 5,995,000     Goldman Sachs & Co., 1.300% due 4/1/03;
                   Proceeds at maturity -- $5,995,216; (Fully
                   collateralized by U.S. Treasury Notes and
                   Bonds, 3.000% to 9.250% due 4/30/03 to
                   2/15/16; Market value -- $6,114,922)                           5,995,000
  34,499,000     J.P. Morgan Chase & Co., 1.240% due 4/1/03;
                   Proceeds at maturity -- $34,500,188; (Fully
                   collateralized by Federal Home Loan Bank
                   Bonds and Federal Home Loan Mortgage Corp.
                   Medium-Term Notes, 0.000% to 3.625% due
                   5/7/04 to 2/6/18; Market value -- $35,190,394)                34,499,000
-------------------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $40,494,000)                                           40,494,000
===========================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $147,392,581**)                                      $148,298,428
===========================================================================================

*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


15  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                   March 31, 2003
================================================================================

ASSETS:
     Investments, at value (Cost -- $106,898,581)                                         $ 107,804,428
     Repurchase agreements, at value (Cost -- $40,494,000)                                   40,494,000
     Cash                                                                                           797
     Receivable for Fund shares sold                                                             23,228
     Dividends and interest receivable                                                           60,406
--------------------------------------------------------------------------------------------------------
     Total Assets                                                                           148,382,859
--------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                                          142,664
     Management fee payable                                                                      90,067
     Distribution fees payable                                                                   41,974
     Accrued expenses                                                                           319,783
--------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                          594,488
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $ 147,788,371
========================================================================================================

NET ASSETS:
     Par value of capital shares                                                          $      20,764
     Capital paid in excess of par value                                                    277,062,160
     Accumulated net investment loss                                                           (373,812)
     Accumulated net realized loss from security transactions and equity swap contracts    (129,826,588)
     Net unrealized appreciation of investments                                                 905,847
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $ 147,788,371
========================================================================================================

Shares Outstanding:
     Class A                                                                                  2,205,811
     ---------------------------------------------------------------------------------------------------
     Class B                                                                                  3,952,362
     ---------------------------------------------------------------------------------------------------
     Class L                                                                                 14,605,875
     ---------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                       $        7.23
     ---------------------------------------------------------------------------------------------------
     Class B *                                                                            $        7.10
     ---------------------------------------------------------------------------------------------------
     Class L **                                                                           $        7.11
     ---------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                    $        7.61
     ---------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                    $        7.18
========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


16  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)      For the Six Months Ended March 31, 2003
================================================================================

INVESTMENT INCOME:
  Dividends                                                              $    807,997
  Interest                                                                    364,848
--------------------------------------------------------------------------------------
  Total Investment Income                                                   1,172,845
--------------------------------------------------------------------------------------

EXPENSES:
  Distribution fees (Note 2)                                                  764,061
  Management fee (Note 2)                                                     539,743
  Shareholder servicing fees                                                  107,765
  Custody                                                                      63,770
  Shareholder communications                                                   30,229
  Audit and legal                                                              18,409
  License fees                                                                  8,304
  Directors' fees                                                               7,580
  Registration fees                                                             1,331
  Other                                                                         5,465
--------------------------------------------------------------------------------------
  Total Expenses                                                            1,546,657
--------------------------------------------------------------------------------------
Net Investment Loss                                                          (373,812)
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND EQUITY SWAP CONTRACTS (NOTES 3 AND 5):
  Realized Loss From:
    Security transactions (excluding short-term securities)               (14,637,216)
    Equity swap contracts                                                  (2,384,349)
--------------------------------------------------------------------------------------
  Net Realized Loss                                                       (17,021,565)
--------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of period                                                    (5,490,416)
    End of period                                                             905,847
--------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                   6,396,263
--------------------------------------------------------------------------------------
Net Loss on Investments and Equity Swap Contracts                         (10,625,302)
--------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(10,999,114)
======================================================================================

                       See Notes to Financial Statements.


17  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended March 31, 2003 (unaudited) and the Year Ended September 30, 2002

                                                             2003             2002
=======================================================================================
OPERATIONS:
  Net investment loss                                   $    (373,812)   $    (451,921)
  Net realized loss                                       (17,021,565)     (36,369,531)
  Increase (decrease) in unrealized appreciation            6,396,263       (2,214,241)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                  (10,999,114)     (39,035,693)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales                                   5,467,551        5,829,618
  Cost of shares reacquired                               (25,480,982)    (106,274,507)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions     (20,013,431)    (100,444,889)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                    (31,012,545)    (139,480,582)

NET ASSETS:
  Beginning of period                                     178,800,916      318,281,498
---------------------------------------------------------------------------------------
  End of period*                                        $ 147,788,371    $ 178,800,916
=======================================================================================
* Includes accumulated net investment loss of:          $    (373,812)              --
=======================================================================================

                       See Notes to Financial Statements.


18  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Group Spectrum Fund ("Fund"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Series consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,733,977 was reclassified to paid-in capital; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended March 31, 2003, the Fund paid transfer agent fees of $81,401 to CTB.


19  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended March 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2003, CGM received sales charges of approximately $11,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended March 31, 2003, CDSCs paid to CGM were approximately $85,000 for the Fund's Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class.

For the six months ended March 31, 2003, total Distribution Plan fees incurred by the Fund were:

                                            Class A       Class B      Class L
================================================================================
Distribution Plan Fees                      $22,104      $154,904      $587,053
================================================================================

All officers and one Director of the Series are employees of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $216,204,449
--------------------------------------------------------------------------------
Sales                                                                203,821,797
================================================================================

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,168,646
Gross unrealized depreciation                                        (4,262,799)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $   905,847
================================================================================


20  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Equity Swap Contracts

The Fund has the ability to enter into equity index swap contracts. The Fund enters into these contracts to gain exposure to certain equity market sectors. The Fund will record the difference between the initial value of the index underlying the swap contract and the closing value of such index. These differences are netted out in a cash settlement periodically, with the Fund receiving or paying, as the case may be, only the net amount of the two differences.

At March 31, 2003, the Fund did not have any open equity swap contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Fund from securities lending for the six months ended March 31, 2003 was $1,039.

At March 31, 2003, the Fund did not have any securities on loan.

7. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $82,275,000 of unused capital loss carryforwards available to offset future capital gains expiring September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


21  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

8. Capital Shares

At March 31, 2003, the Series had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Six Months Ended                         Year Ended
                                      March 31, 2003                      September 30, 2002
                              -------------------------------       ------------------------------
                                 Shares            Amount             Shares             Amount
==================================================================================================
Class A
Shares sold                      154,839        $  1,204,022           135,389       $  1,167,326
Shares reacquired               (369,539)         (2,805,848)       (1,343,189)       (11,966,532)
--------------------------------------------------------------------------------------------------
Net Decrease                    (214,700)       $ (1,601,826)       (1,207,800)      $(10,799,206)
==================================================================================================
Class B
Shares sold                      186,289        $  1,412,539           176,713       $  1,545,124
Shares reacquired               (591,329)         (4,416,034)       (1,956,371)       (17,003,424)
--------------------------------------------------------------------------------------------------
Net Decrease                    (405,040)       $ (3,003,495)       (1,779,658)      $(15,458,300)
==================================================================================================
Class L
Shares sold                      376,888        $  2,850,990           355,733       $  3,117,168
Shares reacquired             (2,453,246)        (18,259,100)       (8,810,786)       (77,304,551)
--------------------------------------------------------------------------------------------------
Net Decrease                  (2,076,358)       $(15,408,110)       (8,455,053)      $(74,187,383)
==================================================================================================


22  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class A Shares                          2003(1)(2)          2002(2)         2001(2)(3)
=======================================================================================
Net Asset Value, Beginning of Period   $    7.71          $    9.16       $   11.40
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                    0.01               0.04            0.10
   Net realized and unrealized loss        (0.49)             (1.49)          (2.31)
---------------------------------------------------------------------------------------
Total Loss From Operations                 (0.48)             (1.45)          (2.21)
---------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --                 --           (0.03)
---------------------------------------------------------------------------------------
Total Distributions                           --                 --           (0.03)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period         $    7.23          $    7.71       $    9.16
---------------------------------------------------------------------------------------
Total Return                               (6.23)%++         (15.83)%        (19.43)%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $  15,937          $  18,665       $  33,253
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.19%+             1.23%           1.18%+
   Net investment income                    0.23+              0.49            1.05+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                      180%               375%            265%
=======================================================================================

Class B Shares                          2003(1)(2)          2002(2)         2001(2)(3)
=======================================================================================
Net Asset Value, Beginning of Period   $    7.61          $    9.11       $   11.40
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)            (0.02)             (0.02)           0.03
   Net realized and unrealized loss        (0.49)             (1.48)          (2.30)
---------------------------------------------------------------------------------------
Total Loss From Operations                 (0.51)             (1.50)          (2.27)
---------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --                 --           (0.02)
---------------------------------------------------------------------------------------
Total Distributions                           --                 --           (0.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period         $    7.10          $    7.61       $    9.11
---------------------------------------------------------------------------------------
Total Return                               (6.70)%++         (16.47)%        (19.97)%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $  28,074          $  33,160       $  55,932
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.95%+             1.98%           1.93%+
   Net investment income (loss)            (0.54)             (0.27)           0.29
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                      180%               375%            265%
=======================================================================================

(1)   For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


23  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class L Shares                          2003(1)(2)          2002(2)         2001(2)(3)
=======================================================================================
Net Asset Value, Beginning of Period   $    7.61          $    9.11       $   11.40
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)            (0.02)             (0.02)           0.03
   Net realized and unrealized loss        (0.48)             (1.48)          (2.30)
---------------------------------------------------------------------------------------
Total Loss From Operations                 (0.50)             (1.50)          (2.27)
---------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --                 --           (0.02)
---------------------------------------------------------------------------------------
Total Distributions                           --                 --           (0.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period         $    7.11          $    7.61       $    9.11
---------------------------------------------------------------------------------------
Total Return                               (6.57)%++         (16.47)%        (19.97)%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 103,777          $ 126,976       $ 229,096
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 1.94%+             1.97%           1.92%+
   Net investment income (loss)            (0.53)             (0.25)           0.31
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                      180%               375%            265%
=======================================================================================

(1)   For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


24  Smith Barney Group Spectrum Fund | 2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GROUP SPECTRUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken, Chairman
Frank G. Hubbard
Jerome H. Miller
Ken Miller

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kevin Kopczynski
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Group Spectrum Fund

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. - Smith Barney Group Spectrum Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY GROUP SPECTRUM FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD02322 5/03                                                             03-4831